DEUTSCHE TOP 50 EUROPE

DEUTSCHE EUROPEAN MID-CAP FUND

DEUTSCHE GERMAN EQUITY FUND

DEUTSCHE EUROPEAN BOND FUND



Class A Shares and Class B Shares



Federated Investors Tower

Pittsburgh, PA 15222-3779



For information call toll-free 888-4-DEUTSCHE (888-433-8872)

This prospectus relates to the Deutsche Top 50 Europe ("Top 50 Europe"), Deutsche European Mid-Cap Fund ("European Mid-Cap Fund"), Deutsche German Equity Fund ("German Equity Fund") (collectively, the "Equity Funds") and Deutsche European Bond Fund ("European Bond Fund"). The Equity Funds and the European Bond Fund are referred to herein individually, as a "Fund" and collectively, as the "Funds." Each Fund is a non-diversified series of the Deutsche Funds, Inc., an open-end management investment company organized as a Maryland corporation (the "Corporation" or "Deutsche Funds"). The investment objective of Top 50 Europe, European Mid-Cap Fund and German Equity Fund is primarily to achieve high capital appreciation, and as a secondary objective, reasonable dividend income. The investment objective of the European Bond Fund is to achieve steady, high income.



Unlike other mutual funds which directly acquire and manage their own portfolio of securities, each Fund seeks to achieve its investment objective by investing all of its investable assets in a corresponding non-diversified open-end management investment company (each, a "Portfolio" and collectively, the "Portfolios"). Each Portfolio is a series of the Deutsche Portfolios (the "Portfolio Trust") and has the same investment objective as its corresponding Fund. Each Fund invests in its corresponding Portfolio through the Hub and Spoke(R) master-feeder investment fund structure. "Hub and Spoke" is a registered service mark of Signature Financial Group, Inc.

Each Portfolio is managed by Deutsche Fund Management, Inc. ("DFM" or the "Manager"), a registered investment adviser and an indirect subsidiary of Deutsche Bank AG, a major global financial institution.



This Prospectus sets forth concisely the information about the Funds that a prospective investor ought to know before investing and it should be retained for future reference. Additional information about the Funds has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated February 23, 1998 (as revised). This information is incorporated herein by reference and is available without charge upon written request from the Funds' transfer agent, Federated Shareholder Services Company, or by calling toll-free 888-4-DEUTSCHE.

INVESTMENTS IN THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, DEUTSCHE BANK AG OR ANY OTHER BANK. SHARES OF THE FUNDS ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN CLASS A SHARES OR CLASS B SHARES IS SUBJECT TO RISKS THAT MAY CAUSE THE VALUE OF THE INVESTMENT TO FLUCTUATE, AND WHEN THE INVESTMENT IS REDEEMED, THE VALUE MAY BE HIGHER OR LOWER THAN THE AMOUNT ORIGINALLY INVESTED BY THE INVESTOR.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Prospectus dated February 23, 1998 (as revised)

TABLE OF CONTENTS

Expense Summary         2

The Funds         4

Investment Objective, Policies and Restrictions       4

Equity Funds            4

European Bond Fund            5

All Funds         5

Risk Factors            8

Equity Investments            8

Fixed Income Securities       8

Foreign Investments           8

Emerging Markets (Top 50 Europe Portfolio and

Provesta Portfolio Only)            8

Futures, Options, and Warrants            8

Local Securities Markets            9

Management of the Corporation and the Portfolio Trust       9

Manager           9

Adviser           10

Historical Performance of Corresponding DWS Funds           10

Portfolio Management          11

Investing in the Funds        14

Class A Shares          14

Class B Shares          14

Purchase of Shares            14

Investing in Class A Shares         14

Special Purchase Features           17

Systematic Investment Program       17

Retirement Plans        17



Exchange Privileges           17

Class A Shares          17

Class B Shares          17

Requirements for Exchange           17

Tax Consequences        17

Making an Exchange            17

Telephone Instructions        17

Redemption of Shares          18

Redeeming Shares Through a Financial Intermediary           18

Redeeming Shares by Telephone       18

Redeeming Shares by Mail            18

Special Redemption Features         18

Systematic Withdrawal Program       18

Contingent Deferred Sales Charge          18

Class A Shares          18

Class B Shares          19

Class A Shares and Class B Shares         19

Elimination of Contingent Deferred Sales Charge       19

Account and Share Information       19

Certificates and Confirmations            19

Accounts with Low Balances          19

Dividends and Distributions         19

Net Asset Value         20

Organization            20

Taxes       21

Additional Information        22

Appendix A        22

EXPENSE SUMMARY

The following table summarizes estimated shareholder transaction and annual operating expenses of Class A Shares and Class B Shares of each Fund and the allocable operating expenses of its corresponding Portfolio. The Directors of the Corporation believe that the aggregate per share expenses of each Fund and the allocable operating expenses of its corresponding Portfolio will be approximately equal to and may be less than the expenses that the Fund would incur if it retained the services of an investment adviser and invested its assets directly in portfolio securities. Actual expenses may vary. A hypothetical example based on the summary is also shown. For more information concerning the expenses of each Fund and its corresponding Portfolio, see "Management of the Corporation and the Portfolio Trust."

Shareholder Transaction Expenses

            European

      Equity Funds      Bond Fund

      Class A     Class B     Class A     Class B

     Maximum Sales Charge Imposed on Purchases (as a percentage of offering price) 5.50% None 4.50% None

     Maximum Sales Charge Imposed on Reinvested Dividends (as a percentage of offering price) None None None None

     Contingent Deferred Sales Charge (as a percentage of original purchase price or redemption proceeds, as applicable)
      0.00%(1)    5.00%(2)    0.00%(1)    5.00%(2)

Redemption Fees (as a percentage of amount redeemed, if applicable)
     None  None  None  None

Exchange Fees     None  None  None  None

(1) Class A Shares purchased without an initial sales charge (i) based on an initial investment of $1,000,000 or more or (ii) with proceeds of a redemption of shares of an unaffiliated investment company purchased or redeemed with a sales charge and not distributed by Edgewood may be charged a contingent deferred sales charge of 1.00% for redemptions made within one full year of purchase. See "Contingent Deferred Sales Charge."

(2)   In the first year declining to 1.00% in the sixth year and 0% thereafter.

Expense Table

Annual Operating Expenses (After Expense Reimbursement)

(As a percentage of projected average net assets)

      Top 50      Equity Funds      European

      Europe      (except Top 50 Europe)  Bond Fund

      Class A     Class B     Class A     Class B     Class A     Class B

Advisory Fees     1.00% 1.00% 0.85% 0.85% 0.75% 0.75%

12b-1 Fees Service      0.25% 0.25% 0.25% 0.25% 0.25% 0.25%

Distribution      0.00% 0.75% 0.00% 0.75% 0.00% 0.75%

Other Expenses (after expense reimbursement)
    0.35% 0.35% 0.50% 0.50% 0.30% 0.30%

Total Operating Expenses (after expense reimbursement)
      1.60% 2.35% 1.60% 2.35% 1.30% 2.05%





Expense Summary--Continued

Example

An investor would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return and (2) redemption at the end of each time period:

      Top 50      Equity Funds      European

      Europe      (except Top 50 Europe)  Bond Fund

      Class A     Class B     Class A     Class B     Class A     Class B

1 Year      $  70 $  73 $  70 $  73 $58   $70

3 Years     $103  $103  $103  $103  $84   $94

You would pay the following expenses on the same investment assuming no redemption:

1 Year      $  70 $  24 $  70 $  25 $58   $24

3 Years     $103  $  73 $103  $  73 $84   $73

The above expense table is designed to assist investors in understanding the various estimated direct and indirect costs and expenses that investors in a Fund would bear. Wire transferred redemptions of less than $5,000 may be subject to additional fees. The fees and expenses included in "Other Expenses" are estimated for each Fund's first fiscal year and include (i) the fees paid to the Administrator, Administrative Agent, Operations Agent, Transfer Agent, Fund Accounting Agent, and Custodian (as each are defined herein), (ii) amortization of organizational expenses, and (iii) other usual and customary expenses of each Fund and each Portfolio. DFM has agreed that it will reimburse each Fund through at least August 31, 1998 to the extent necessary to maintain such Fund's ratio of total operating expenses to average annual net assets at the level indicated above. Assuming no reimbursement of expenses, estimated "Other Expenses" for the first fiscal year of Top 50 Europe, European Mid-Cap Fund, German Equity Fund and European Bond Fund would be 0.96%, 0.98%, 0.96 and 0.95% respectively, and "Total Operating Expenses" would be 2.21%, 2.08%, 2.06% and 1.95% respectively, of the Fund's average daily net assets attributed to Class A Shares, and 2.96%, 2.83%, 2.81% and 2.70% respectively, of the Fund's average daily net assets attributed to Class B Shares. For a more detailed description of contractual fee arrangements, including expense reimbursements, see "Management of the Corporation and the Portfolio Trust." In connection with the above example, investors should note that $1,000 is less than the minimum investment requirement for each Class of each Fund. See "Purchase of Shares." Because the fees paid under the 12b-1 Plan of the Fund are charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of the maximum front-end sales charge that such Fund would be permitted to charge. The example is hypothetical; it is included solely for illustrative purposes. It should not be considered a representation of future performance; actual expenses may be more or less than those shown.

THE FUNDS

Each Fund is a non-diversified, open-end management investment company and is a series of shares of common stock of the Deutsche Funds, Inc., a Maryland corporation incorporated on May 22, 1997 (see "Organization").

Each Fund seeks to achieve its investment objective by investing all of its investable assets in a corresponding Portfolio that has the same investment objective as the Fund. The Top 50 Europe invests all of its investable assets in the Top 50 Europe Portfolio (US Dollar); the European Mid-Cap Fund invests all of its investable assets in the Provesta Portfolio (US Dollar); the German Equity Fund invests all of its investable assets in the Investa Portfolio (US Dollar); and the European Bond Fund invests all of its investable assets in the European Bond Portfolio (US Dollar). The Top 50 Europe Portfolio (US Dollar), Provesta Portfolio (US Dollar) and Investa Portfolio (US Dollar) are referred to herein individually, as an "Equity Portfolio" and collectively, as the "Equity Portfolios." The Equity Portfolios and the European Bond Portfolio are referred to herein individually, as a "Portfolio" and collectively, as the "Portfolios." Each Portfolio is an open-end management investment company and a series of shares of beneficial interest in the Deutsche Portfolios, a trust organized under the laws of the State of New York (see "Organization").

Shares of the Funds are sold continuously by the Funds' distributor, Edgewood Services, Inc. ("Edgewood" or the "Distributor"). The Funds require a minimum initial investment of $5,000. The minimum subsequent investment is $500 (see "Purchase of Shares"). If a shareholder reduces his or her investment in a Fund to less than the applicable minimum investment, the investment is subject to mandatory redemption. See "Account and Share Information--Accounts with Low Balances."

Proceeds from the sale of shares of each Fund are invested in its corresponding Portfolio, which then invests its assets in accordance with its investment objective and policies. DWS International Portfolio Management GmbH is the investment adviser of the Portfolios (the "Adviser"). DFM and the Adviser are indirect subsidiaries of Deutsche Bank AG. Federated Services Company is the administrator of the Funds (the "Administrator") and the operations agent of the Portfolios ("Operations Agent"). IBT Fund Services (Canada) Inc. ("IBT (Canada)") is the fund accounting agent of the Funds and the Portfolios ("Fund Accounting Agent"). Federated Shareholder Services Company is the transfer agent and dividend disbursing agent of the Funds ("Transfer Agent"). IBT Trust Company (Cayman) Ltd. ("IBT (Cayman)") is the administrative agent of the Portfolios ("Administrative Agent"). Investors Bank & Trust Company ("IBT") is the custodian of the Funds and the Portfolios ("Custodian"). The Board of Directors of the Corporation and the Board of Trustees of the Portfolio Trust provide broad supervision over the affairs of the Funds and of the Portfolios, respectively. The Directors who are not "interested persons" of the Corporation as defined in the Investment Company Act of 1940, as amended (the "1940 Act")(the "Independent Directors"), are the same as the Trustees who are not "interested persons" of the Portfolio Trust as defined in the 1940 Act (the "Independent Trustees"). A majority of the Corporation's Directors and the Portfolio Trust's Trustees are not affiliated with the Manager, the Adviser or the Distributor. For further information about the Directors of the Corporation and the Trustees of the Portfolio Trust, see "Management of the Corporation and the Portfolio Trust" herein and in the Statement of Additional Information.

Investment OBJECTIVE, POLICIES

AND RESTRICTIONS

Each Fund seeks to achieve its investment objective by investing all its investable assets in a corresponding Portfolio, an open end management company that has the same investment objective and investment policies as the Fund. Since the investment characteristics and experience of each Fund will correspond directly with those of its corresponding Portfolio, the discussion in this Prospectus focuses on the investments and investment policies of the Portfolios. No Fund represents a complete investment program, nor is each Fund suitable for all investors.

Equity Funds

The investment objective of Top 50 Europe, European Mid-Cap Fund and the German Equity Fund is primarily to achieve high capital appreciation and, as a secondary objective, reasonable dividend income.

The Top 50 Europe Portfolio (US Dollar) pursues its (and the Top 50 Europe's) investment objective by investing at least 65% of its total assets in the equity securities of issuers located in European countries, including those which are member states of the European Union, those which are party to the Convention on the European Economic Area ("CEEA"), Switzerland, Slovakia, Czech Republic, and Hungary.

The Top 50 Europe Portfolio invests primarily in European companies with above-average potential for capital gain. The Adviser places strong emphasis on companies that have clear strategic goals, that concentrate on their core businesses, and whose management gives appropriate consideration to return on investment.

The Provesta Portfolio (US Dollar)("Provesta Portfolio") pursues its (and the European Mid-Cap Fund's) investment objective by investing primarily in the equity securities of issuers located in European countries, including those which are member states of the European Union, those which are party to the CEEA, Switzerland, Slovakia, Czech Republic, and Hungary.

The Provesta Portfolio seeks investment in companies which the Adviser believes may grow at a higher rate than the average of other European companies. These anticipated higher growth rates may cause the performance of the Fund to be more volatile than that of other equity funds, and therefore, investors should consider an investment in the European Mid-Cap Fund to be subject to more risk and greater volatility. See "Risk Factors."

Under normal circumstances, at least 65% of the Portfolio's total assets are invested in European equity securities issued by companies with market capitalizations of between $115 million and $19 billion.

The Investa Portfolio (US Dollar)("Investa Portfolio") pursues its (and the German Equity Fund's) investment objective by investing primarily in the equity securities of German companies.

Under normal circumstances, at least 65% of the Portfolio's total assets are invested in equity securities issued by German issuers. In pursuing the Portfolio's objective, the Adviser will emphasize German companies that have some or all of the following attributes: high market capitalization, large number of publicly held shares, high trading volume, high liquidity, financial stability, or a widely known name or product/service.

Fixed Income Securities

Each Equity Portfolio is permitted to invest in fixed income securities, although it intends to remain invested in equity securities to the extent practical in light of its objective. The Provesta Portfolio's and Investa Portfolio's investment in fixed income securities (excluding bank deposits and money market instruments) will not exceed 20% of such Portfolio's net assets. For purposes of each Portfolio's investments, convertible bonds and bonds with warrants would be considered equities, not fixed income securities. For the quality criteria of the fixed income securities in which the Equity Portfolios may invest, see "Quality of Fixed Income Securities" below.

European Bond Fund

The investment objective of the European Bond Fund is to achieve steady, high income.

The European Bond Portfolio (US Dollar)("European Bond Portfolio") pursues its (and the European Bond Fund's) investment objective by investing primarily in the fixed income securities of European issuers.

Under normal circumstances, at least 65% of the Portfolio's total assets are invested in bonds issued by European issuers.

The European Bond Portfolio's investment in equity securities will not exceed 25% of the Portfolio's net assets. For purposes of the foregoing investment policies, the term "bonds" includes all fixed-income securities.

All Funds

Listed Securities

Each Portfolio will invest primarily in listed securities ("Listed Securities"). For purposes of this prospectus Listed Securities are defined as securities meeting at least one of the following requirements: (a) they are listed on a stock exchange in a member state of the European Union ("Member State") or in another state which is a party to the CEEA, or are included on another regulated market in a Member State or in another state party to the CEEA which market is recognized, open to the public and operates regularly; (b) they are admitted to the official listing on one of the stock exchanges listed in Appendix A or included on one of the regulated markets listed in Appendix A; or (c) application is to be made for admission to official listing on one of the aforementioned stock exchanges or inclusion in one of the aforementioned regulated markets and such admission or inclusion is to take place within 12 months of their issue.

Unlisted Securities and Notes

Up to a total of 10% of the net assets of each Portfolio may be invested in:

(a) securities that are consistent with the Portfolio's investment objective and policies, which are not admitted to official listing on one of the stock exchanges or included on one of the regulated markets, described above;

(b) interests in loans which are portions of an overall loan granted by a third party and for which a note has been issued ("Notes"), provided these Notes can be assigned at least twice after purchase by the Portfolio, and the Note was issued by:

n the Federal Republic of Germany, a special purpose fund of the Federal Republic of Germany, a state of the Federal Republic of Germany, the European Union or a member state of the Organisation for Economic Cooperation and Development (an "OECD Member"),

n another German domestic authority, or a regional government or local authority of another Member State or another state party to the CEEA for which a zero weighting was notified according to Article 7 of the Council Directive 89/647/EEC of 18 December 1989 on a solvency ratio for credit institutions (Official Journal EC No. L386, p. 14),

n other corporate bodies or institutions organized under public law and registered domestically in Germany or in another Member State or another state party to the CEEA,

n     other debtors, if guaranteed as to the payment of interest and repayment of principal by one of the aforementioned bodies, or

n companies which have issued securities which are admitted to official listing on a German or other foreign stock exchange.

Investments in Notes are subject to the Top 50 Europe Portfolio's, Provesta Portfolio's and Investa Portfolio's overall 20% limitation on fixed income securities. See "Equity Funds" above.

The current Member States and the states party to the CEEA and OECD Members are listed in Appendix A.

Quality of Fixed Income Securities

The fixed income securities in which each Portfolio may invest will be rated on the date of investment, within the four highest ratings of Moody's Investors Service, Inc. ("Moody's"), currently Aaa, Aa, A and Baa, or of Standard & Poor's ("S&P"), currently AAA, AA, A and BBB or, if unrated, will be, in the opinion of the Adviser, of comparable quality to such rated securities discussed above. See Appendix B to the Statement of Additional Information for a description of these ratings.

Bank Deposits and Money Market Instruments

Each Portfolio may temporarily invest in bank deposits and money market instruments maturing in less than 12 months. These instruments include credit balances and bank certificates of deposit, discounted treasury notes and bills issued by the Federal Republic of Germany ("FRG"), the states of the FRG, the European Union, OECD Members or quasi-governmental entities of any of the foregoing.

Under normal circumstances each Portfolio will purchase bank deposits and money market instruments to invest temporary cash balances or to maintain liquidity to meet redemptions. However, each Portfolio may temporarily invest in bank deposits and money market instruments, up to 49% of its net assets, as a measure taken in the Adviser's judgment during, or in anticipation of, adverse market conditions. Certificates of deposit from the same credit institution may not account for more than 10% of a Portfolio's total assets. See "Investment Objectives and Policies" in the Statement of Additional Information.

Options Transactions on Securities

Options transactions may be carried out for each Portfolio if the securities options are admitted to official listing on a recognized futures or securities exchange and the securities underlying the options are within the applicable investment objective and policies of the Portfolio. Each of these instruments is a derivative instrument as its value derives from the underlying asset. Each Portfolio may use options for hedging and risk management purposes and may purchase call options and sell put options for speculation. See "Risk Factors."

By purchasing a put option, a Portfolio obtains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price. In return for this right, the Portfolio pays the current market price for the option (known as the option premium). The purchaser of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option's strike price.

Put options on securities may be purchased only if the securities underlying the option transaction are held by a Portfolio at the time of the purchase of the put option.

When a Portfolio writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Portfolio assumes the obligation to pay the strike price for the instrument underlying the option if the other party to the option chooses to exercise it.

Writing a call option obligates a Portfolio to sell or deliver the option's underlying instrument in return for the strike price upon exercise of the option.

Call options on securities may be sold only if the securities underlying the option transaction are held by a Portfolio at the time of the sale. These securities may not be sold during the maturity of the call option and may not be the subject of a securities loan.

There is no limitation on the value of the options that may be purchased or written by a Portfolio. However, the strike prices of the securities options, together with the strike prices of the securities that underlie other securities options already purchased or granted for the account of each Portfolio, may not exceed 20% of net assets of the Portfolio. See "Risk Factors." With respect to the Provesta Portfolio and the Investa Portfolio, the strike prices of options on fixed income securities held by each Portfolio may not exceed 4% of the net assets of the Portfolio (i.e., 20% of the 20% investment limitation on fixed income securities). See "Equity Funds--Fixed Income Securities" above. Options on securities may only be purchased or granted to a third party to the extent that the strike prices of such options, together with the strike prices of options on securities of the same issuer already purchased by or granted for the account of a Portfolio, do not exceed 10% of the net assets of the Portfolio. Options on securities may only be written (sold) to the extent that the strike prices of such options, together with the strike prices of options on securities of the same issuer already written for the account of a Portfolio, do not exceed 2% of the net assets of the Portfolio. When an option transaction is offset by a back-to-back transaction (e.g., where a Portfolio writes a put option on a security and purchases a put option on the same security having the same expiration date), these two transactions will not be counted for purposes of the limits set forth in this paragraph.

Futures Contracts, Options on Futures and Securities Indices and Warrants

Each Portfolio may purchase and sell stock index futures contracts and interest rate futures contracts and may purchase options on interest rate futures contracts, options on securities indices and warrants on futures contracts and stock indices. A Portfolio will engage in transactions in such instruments only if they are admitted to official listing on a recognized futures or securities exchange and meet certain other requirements stated below. A Portfolio may use these techniques for hedging or risk management purposes or, subject to certain limitations, for the purposes of obtaining desired exposure to certain securities or markets.

For the purpose of hedging a Portfolio's assets, the Portfolio may sell (but not purchase) stock index or interest rate futures contracts and may purchase put or call options on futures contracts, options on securities indices and any of the warrants described above. Any such transaction will be considered a hedging transaction, and not subject to the limitations on non-hedging transactions stated below, to the extent that (1) in the case of stock index futures, options on securities indices and warrants thereon, the contract value does not exceed the market value of the shares held by the Portfolio for which the hedge is intended and such shares are admitted to official listing on a stock exchange in the country in which the relevant futures or securities exchange is based or (2) in the case of interest rate futures and options on securities indices and warrants thereon, the contract value does not exceed the interest rate exposure associated with the assets held in the applicable currency by the Portfolio. In carrying out a particular hedging strategy, a Portfolio may sell futures contracts and purchase options or warrants based on securities, financial instruments or indices that have issuers, maturities or other characteristics that do not precisely match those of the Portfolio's assets for which such hedge is intended, thereby creating a risk that the futures, options or warrants position will not mirror the performance of such assets. A Portfolio may also enter into transactions in futures contracts, options on futures, options on indices and warrants for non-hedging purposes, as described below.

Each Portfolio may purchase or sell stock index or interest rate futures contracts, put or call options on futures, options on securities indices and warrants other than for hedging purposes. Transactions for non-hedging purposes may be entered into only to the extent that (1) the underlying contract values, together with the contract values of any instrument then held by the Portfolio for non-hedging purposes, do not exceed in the aggregate 20% of the net assets of the Portfolio and (2) such instruments relate to categories of assets which the Portfolio is permitted to hold. In addition, with respect to the Provesta Portfolio and the Investa Portfolio, the contract values of all interest rate futures contracts and options and warrants on interest rate futures contracts held for non-hedging purposes may not exceed 4% of the net assets of the Portfolio (i.e., 20% of the 20% limitation on fixed income securities). See "Equity Funds--Fixed Income Securities" above.

     Currency Forward Contracts, Option Rights and Warrants on Currencies and Currency Futures Contracts

Each Portfolio may enter into foreign currency transactions to hedge currency risks associated with the assets of each Portfolio denominated or principally traded in foreign currencies. The Provesta Portfolio and the Investa Portfolio, however, do not presently intend to engage in such hedging activity but reserve the ability to do so under circumstances in which the Adviser believes that one or more currencies in which such Portfolio's assets are denominated may suffer a substantial decline against the U.S. dollar. Each Portfolio other than the Provesta Portfolio and the Investa Portfolio may also enter into foreign currency transactions to hedge against currencies other than the U.S. dollar.

A Portfolio may purchase or sell foreign currency contracts for forward delivery, purchase option rights for the purchase or sale of currencies or currency futures contracts or warrants which entitle the holder to the right to purchase or sell currencies or currency futures contracts or to receive payment of a difference, which is measured by the performance of currencies or currency futures contracts, provided that these option rights and warrants are admitted to official listing on an exchange.

The Top 50 Europe Portfolio does not currently intend to engage in foreign currency transactions as an investment strategy. However, the Top 50 Europe Portfolio may enter into forward contracts to hedge against changes in foreign currency exchange rates that would affect the value of existing investments denominated or principally traded in a foreign currency.

Securities Loans

Subject to applicable investment restrictions, each Portfolio is permitted to lend its securities. These loans may not exceed 331/3% of a Portfolio's total assets. The Portfolios may pay reasonable administrative and custodial fees in connection with the loan of securities. The following conditions will be met whenever portfolio securities of a Portfolio are loaned: (1) the Portfolio must receive at least 100% collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities loaned rises above the level of the collateral; (3) the Portfolio must be able to terminate the loan at any time; (4) the Portfolio must receive reasonable interest on the loan, as well as payments in respect of any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Portfolio may pay only reasonable custodian and finder's fees in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, the Portfolio must terminate the loan and regain the right to vote the securities if a material event conferring voting rights and adversely affecting the investment occurs. In addition, a Portfolio will consider all facts and circumstances, including the creditworthiness of the borrowing financial institution. No Portfolio will lend its securities to any officer, Trustee, Director, employee or other affiliate of the Corporation or the Portfolio Trust, the Manager, the Adviser or the Distributor, unless otherwise permitted by applicable law.

Each Portfolio may lend its securities on a demand basis provided the market value of the assets transferred in securities loans together with the market value of the securities already transferred as a securities loan for the Portfolio's account to the same borrower does not exceed 10% of the net assets of the Portfolio.

Borrowing

Each Portfolio may borrow money from banks for temporary or short-term purposes and then only in amounts not to exceed 10% of the Portfolio's total assets, at the time of such borrowing.

Warrants

Each Portfolio may purchase warrants in value of up to 10% of the Portfolio's net assets. The warrants in which the Portfolios invest are a type of security that entitles the holder to buy a fixed amount of securities of such issuer at a specified price at a fixed date or for a fixed period of time (which may be in perpetuity) or to demand settlement in cash based on the price performance of the underlying security. If the market price of the underlying security is below the exercise price set forth in the warrant on the expiration date, the warrant will expire worthless.

Warrants do not entitle the holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date.

Convertible Securities

The convertible securities in which the Portfolios may invest include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

Short-Term Trading

Each Portfolio intends to manage its portfolio actively in pursuit of its investment objective. A Portfolio may take advantage of short-term trading opportunities that are consistent with its objective. To the extent a Portfolio engages in short-term trading, it may realize short-term capital gains or losses and incur increased transaction costs. See "Taxes" below.

Investment Restrictions

The investment objective of each Fund and each Portfolio, together with the fundamental investment restrictions described below and in the Statement of Additional Information, except as noted, are deemed fundamental policies, i.e., they may be changed only with the approval of the holders of a majority of the outstanding voting securities of a Fund and its corresponding Portfolio. Each Fund has the same investment restrictions as its corresponding Portfolio, except that each Fund may invest all of its investable assets in the corresponding Portfolio. References below to the Portfolios' investment restrictions also include the Funds' investment restrictions. Any other investment policies of the Portfolios and the Funds described herein or in the Statement of Additional Information are not fundamental and may be changed without shareholder approval.

Fundamental Investment Restrictions

Each Portfolio is classified as "non-diversified" under the 1940 Act, which means that each corresponding Fund is not limited by the 1940 Act with respect to the portion of its assets which may be invested in securities of a single company (although certain diversification requirements are in effect imposed by the Internal Revenue Code of 1986, as amended (the "Code")). The possible assumption of large positions in the securities of a small number of companies may cause the performance of a Fund to fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or in the market's assessment of the companies.

Top 50 Europe Portfolio will invest at least 65% of its total assets in the equity securities of issuers located in European countries. At least 65% of the Provesta Portfolio's total assets are invested in European equity securities issued by companies with market capitalizations of between $115 million and $19 billion. At least 65% of the Investa Portfolio's total assets are invested in equity securities issued by German companies. At least 65% of the European Bond Portfolio's total assets are invested in bonds issued by European issuers.

No Portfolio may purchase securities or other obligations of issuers conducting their principal business activity in the same industry if its investments in such industry would equal or exceed 25% of the value of the Portfolio's total assets, provided that the foregoing limitation shall not apply to investments in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

Non-Fundamental Investment Restrictions

Each Portfolio generally will not borrow money. Each Portfolio may not issue senior securities except as permitted by the 1940 Act or any rule, order or interpretation thereunder. Each Portfolio may not invest more than 10% of its net assets in the securities of any one issuer or invest more than 40% of its net assets in the aggregate in the securities of those issuers in which the Portfolio has invested in excess of 5% but not more than 10% of its net assets.

For a more detailed discussion of the above investment restrictions, as well as a description of certain other investment restrictions, see "Investment Restrictions" in the Statement of Additional Information.

RISK FACTORS

Equity Investments

Because the assets of each Equity Portfolio are invested primarily in equity securities, the Equity Portfolios are subject to market risk and the risks associated with the individual companies in which the Portfolios invest, meaning that stock prices in general may decline over short or extended periods of time. As with any equity-based investment company, the investor should be aware that unfavorable economic conditions can adversely affect corporate earnings and cause declines in stock prices.

With respect to the Provesta Portfolio, investing in equity securities of mid-sized companies involves risks not typically associated with investing in comparable securities of large companies. Assets of the Portfolio are invested in companies which may have narrow product lines and limited financial and managerial resources. Since the market for the equity securities of mid-sized companies is often characterized by less information and liquidity than that for the equity securities of large companies, the Portfolio's investments can experience unexpected sharp declines in their market prices. Therefore, investments in the Portfolio may be subject to greater declines in value than shares of equity funds investing in the equity securities of large companies.

Fixed Income Securities

The value of fixed income securities generally goes down when interest rates go up, and vice versa. Furthermore, the value of fixed income securities may vary based on anticipated or potential changes in interest rates. Changes in interest rates will generally cause bigger changes in the prices of longer-term securities than in the prices of shorter-term securities.

Prices of fixed income securities fluctuate based on changes in the actual and perceived creditworthiness of issuers. The prices of lower rated securities often fluctuate more than those of higher rated securities. It is possible that some issuers will be unable to make required payments on fixed income securities.

Foreign Investments

Each Portfolio invests in foreign securities. Investment in securities of foreign issuers involves somewhat different investment risks from those affecting securities of U.S. domestic issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. domestic companies. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes (such as capital gain taxes) which may decrease the net return on foreign investments as compared to dividends and interest paid to a Portfolio by U.S. domestic companies.

Investors should realize that the value of a Portfolio's investments in foreign securities may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) currency exchange control or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect a Portfolio's operations. Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investments made by the Portfolios must be made in compliance with foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of domestic securities exchanges. Accordingly, the Portfolios' foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect portfolio liquidity. In buying and selling securities on foreign exchanges, purchasers normally pay fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers located in foreign countries than in the United States.

Since each Portfolio's investments in foreign securities involve foreign currencies, the value of the Portfolio's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, including currency blockage. Because the Provesta Portfolio and Investa Portfolio do not presently intend to engage in currency transactions to hedge currency risks, these Portfolios may be more vulnerable to the aforementioned currency risks. See "Foreign Currency Exchange Transactions" in the Statement of Additional Information.

Emerging Markets (Top 50 Europe Portfolio and Provesta Portfolio Only)

Investments in securities of issuers in emerging markets countries may involve a high degree of risk and many may be considered speculative. Investments in developing and emerging markets may be subject to potentially greater risks than those of other foreign issuers. These risks include: (i) the small current size of the markets for such securities and the low volume of trading, which result in less liquidity and in greater price volatility; (ii) certain national policies which may restrict the Portfolio's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iii) foreign taxation; (iv) the absence, until recently, of a capital market structure or market oriented economy as well as issuers without a long period of successful operations; (v) the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in such countries or their neighboring countries; and (vi) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability.

Futures, Options and Warrants

Each Portfolio's successful use of futures, options and warrants depends on the ability of the Adviser to predict the direction of the market or, in the case of hedging transactions, the correlation between market movements and movements in the value of the Portfolio's assets, and is subject to various additional risks. The investment techniques and skills required to use futures, options and warrants successfully are different from those required to select equity securities for investment. The correlation between movements in the price of the futures contract, option or warrant and the price of the securities or financial instruments being hedged is imperfect and the risk from imperfect correlation increases, with respect to stock index futures, options and warrants, as the composition of a Portfolio's portfolio diverges from the composition of the index underlying such stock index futures, options or warrants. If a Portfolio has hedged portfolio securities by purchasing put options or selling futures contracts, the Portfolio could suffer a loss which is only partially offset or not offset at all by an increase in the value of the Portfolio's securities. As noted, a Portfolio may also enter into transactions in future contracts, options and warrants for other than hedging purposes (subject to applicable law), including speculative transactions, which involve greater risk. In particular, in entering into such transactions, a Portfolio may experience losses which are not offset by gains on other portfolio positions, thereby reducing its gross income. In addition, the markets for such instruments may be volatile from time to time, which could increase the risk incurred by a Portfolio in entering into such transactions. The ability of a Portfolio to close out a futures, options or warrants position depends on a liquid secondary market.

The use of futures contracts potentially exposes the Portfolios to the effects of "leveraging," which occurs when futures are used so a Portfolio's exposure to the market is greater than it would have been if the Portfolio had invested directly in the underlying instruments. Leveraging increases a Portfolio's potential for both gain and loss. As noted above, the Portfolios intend to adhere to certain policies relating to the use of futures contracts, which should have the effect of limiting the amount of leverage by the Portfolios. See "Futures and Option Contracts" in the Statement of Additional Information.

Local Securities Markets

The German Securities Markets

Equity securities trade on the country's eight regional stock exchanges of which Frankfurt accounted for approximately 79.5% of the total volume in 1996.

Share prices of companies traded on German stock exchanges declined in 1991 and 1992 as the German economy entered a recessionary period following unification of eastern and western Germany in 1990. The DM total return of the CDAX German Composite Index of stocks was -6.39% in 1992, 44.56% in 1993, -5.83% in 1994,
4.75% in 1995, 22.14% in 1996, and 29.96% for the first half of 1997.

Trading volume tends to concentrate on the relatively few companies having both large market capitalization and a broad distribution of their stock with few or no large holders. The five companies having the largest annual trading volume of their stock in 1996 represented 46.8% of total trading volume on the German stock exchanges: Daimler-Benz AG with DM 261.9 billion, Siemens AG with DM 256.1 billion, Deutsche Bank AG with DM 216.8 billion, Bayer AG with DM 186.4 billion, and Volkswagen AG with DM 162.2 billion.

MANAGEMENT OF THE CORPORATION

AND THE PORTFOLIO TRUST

The Board of Directors of the Corporation and the Board of Trustees of the Portfolio Trust provide broad supervision over the affairs of each Fund and each Portfolio, respectively. Each Fund has retained the services of Federated Services Company as Administrator, Federated Shareholder Services Company as Transfer Agent, IBT (Canada) as Fund Accounting Agent and IBT as Custodian but has not retained the services of an investment manager or adviser since each Fund seeks to achieve its investment objective by investing all of its investable assets in its corresponding Portfolio. Each Portfolio has retained the services of DFM as Manager, Federated Services Company as Operations Agent, IBT (Canada) as Fund Accounting Agent, IBT (Cayman) as Administrative Agent and IBT as Custodian. DFM has retained the services of DWS International Portfolio Management GmbH as Adviser for each Portfolio.

Manager

The Portfolio Trust has retained the services of DFM as investment manager to each Portfolio. DFM, with principal offices at 31 West 52nd Street, New York, New York 10019, is a Delaware corporation and registered investment adviser under the Advisers Act of 1940.

DFM is a wholly-owned subsidiary of Deutsche Fonds Holding GmbH ("DFH"), a company with limited liability organized under the laws of Germany and a consolidated subsidiary of Deutsche Bank AG, a major global banking institution. With total assets the equivalent of $570 billion and 75,000 employees as of year-end 1996, Deutsche Bank AG is Europe's largest universal bank. It is engaged in a wide range of financial services, including retail and commercial banking, investment banking and insurance. Deutsche Bank AG's creditworthiness ranks it among the most highly rated financial institutions in the world. For example, Deutsche Bank AG has been rated AAA by Standard & Poor's, New York. Deutsche Bank AG and its affiliates may have commercial lending relationships with companies whose securities may be held by a Portfolio.

DFH subsidiaries include German-based DWS Deutsche Gesellschaft fuer Wertpapiersparen mbH ("DWS") and others based in Luxembourg, Austria, Switzerland, Singapore, France and Italy. Together, DFH subsidiaries serve as manager and/or investment adviser to more than 150 mutual funds outside the United States, having aggregate assets under management of more than the equivalent of $68 billion as of August 1997. DFH and its subsidiaries employ approximately 500 professionals and is the largest mutual fund operator in Europe based on assets under management.

The primary subsidiary of DFH is DWS. Founded in 1956, it is the largest mutual fund company in Germany, holding a 25% share of the German mutual fund market based on assets under management as of August 1997. DFH and its subsidiaries are known in the financial market as "DWS Group, Investment group of Deutsche Bank."

     DFH subsidiaries have received widespread industry recognition in Europe. For example, Micropal, Europe's leading fund rating organization, has accorded DWS the following awards: 1994: best fund manager for 1-, 3-, and 5-year periods; 1995: best fund manager for 1-, 3-, and

5-year periods; 1996: best fund manager for 3- and 5-year periods. These awards were given to fund managers having 10 or more funds registered for sale in Germany, based on the manager with the highest number of funds ranked first within various categories of investment objective defined by Micropal. Fund rankings are based on above-average performance in Deutsche Mark ("DM") terms and below-average volatility.

Subject to the overall supervision of the Portfolio Trust's Trustees, DFM is responsible for the day-to-day investment decisions, the execution of portfolio transactions and the general management of each Portfolio's investments and provides certain supervisory services. Under its investment management agreement with the Portfolio Trust (the "Management Agreement"), DFM is permitted, subject to the approval of the Board of Trustees of the Portfolio Trust, to delegate to a third party responsibility for management of the investment operations of each Portfolio. DFM has delegated this responsibility to the Adviser. DFM retains overall responsibility, however, for supervision of the investment management program for each Portfolio. See "Manager" in the Statement of Additional Information.

As compensation for the services rendered and related expenses borne by DFM under the Management Agreement with the Portfolio Trust with respect to the Top 50 Europe Portfolio, DFM receives a fee from such Portfolio, which is computed daily and paid monthly, equal to 1.00% of the average daily net assets of the Top 50 Europe Portfolio on an annualized basis for the Portfolio's then-current fiscal year. As compensation for the services rendered and related expenses borne by DFM under the Management Agreement with the Portfolio Trust with respect to the Provesta Portfolio and the Investa Portfolio, DFM receives a fee from each such Portfolio, which is computed daily and paid monthly, equal to 0.85% of the average daily net assets of the Provesta Portfolio and the Investa Portfolio on an annualized basis for the Portfolio's then-current fiscal year. As compensation for the services rendered and related expenses borne by DFM under the Management Agreement with the Portfolio Trust with respect to the European Bond Portfolio, DFM receives a fee from such Portfolio, which is computed daily and paid monthly, equal to 0.75% of the average daily net assets of the European Bond Portfolio on an annualized basis for the Portfolio's then-current fiscal year. See also "Expenses."

Adviser

Pursuant to an investment advisory agreement ("Advisory Agreement") between DFM and DWS International Portfolio Management GmbH, the Adviser provides investment advice and portfolio management services to each Portfolio. Subject to the overall supervision of DFM, the Adviser conducts the day-to-day investment decisions of each Portfolio, arranges for the execution of portfolio transactions and furnishes a continuous investment program for each Portfolio.

The Adviser is an SEC-registered investment adviser and an indirect subsidiary of Deutsche Bank AG. The offices of the Adviser are located at Grueneburgweg 113-115, 60323 Frankfurt am Main, Germany.

For these services, the Adviser receives from DFM a fee, which is computed daily and may be paid monthly, equal to 0.75% of the average daily net assets of the Top 50 Europe Portfolio, 0.60% of the average daily net assets of each of the Provesta Portfolio and the Investa Portfolio and 0.50% of the average daily net assets of the European Bond Portfolio on an annualized basis for the Portfolio's then-current fiscal year.

Historical Performance of Corresponding DWS Funds

Provesta and Investa are German-registered mutual funds and are referred to herein as the "DWS Funds." Each of their investment policies and restrictions are the same as those of its corresponding Portfolio except as noted below. The Provesta Portfolio and Investa Portfolio (and therefore indirectly the corresponding European Mid-Cap Fund and German Equity Fund) are designed to produce investment results substantially the same as the DWS Funds, Provesta and Investa, respectively. The Provesta Portfolio and Investa Portfolio seek to accomplish this by duplicating to the extent practical the portfolio holdings and transactions of Provesta and Investa. The Adviser will manage the investment operations of each Portfolio with a portfolio manager and a staff of investment professionals that is composed of the same persons as those that manage and have full discretionary authority over the selection of investments for the corresponding DWS Fund.

The European Mid-Cap Fund and its corresponding Provesta Portfolio and the German Equity Fund and its corresponding Investa Portfolio commenced operations in 1997 and have no operating or performance history.

Information about the performance of the two corresponding DWS Funds--Provesta (corresponding to European Mid-Cap Fund) and Investa (corresponding to German Equity Fund) is set forth below. Although each Equity Fund and its corresponding Portfolio have the same investment objectives, policies, and restrictions as their corresponding DWS Fund, and each Portfolio has the same staff of investment professionals and the same portfolio manager as its corresponding DWS Fund, the DWS Funds are separate funds and you should not assume that a Fund offered by this Prospectus will have the same future performance as its corresponding DWS Fund. The DWS Funds operate under the German regulatory and tax framework and the Portfolios operate under the U.S. regulatory and tax framework (diversification requirements, specific tax restrictions and investment limitations). Since the historical performance of the DWS Funds would not have been materially affected by the differences in the regulation of investment companies under U.S. federal securities and tax laws and regulations, the differences in regulation are not expected to result in any material differences in performance (net of fees) between the DWS Funds and their corresponding Portfolios going forward. Investors should note that the past performance of the DWS Funds is not predictive of the future performance of the European Mid-Cap Fund or the German Equity Fund or their corresponding Portfolios.

The following tables show the average annualized total return for the Provesta and Investa Funds for the one-, three-, five- and ten-year periods ended June 30, 1997 and of securities indices believed by the Adviser to be suitable for performance comparisons with the Provesta Portfolio, Investa Portfolio and the DWS Funds. These figures, which are unaudited, are based on the actual gross investment performance of the DWS Funds with the adjustments indicated below. These figures were not adjusted to reflect the expense ratios of the Funds (described in the expense table under "Expenses") which are higher than the actual expenses of the DWS Funds (which bear a combined fund management and expense fee of 0.50% per annum of net assets). Any such adjustment would reduce the performance shown below.

PROVESTA(1)

(Corresponding to the Provesta Portfolio

and European Mid-Cap Fund)

Average Annual Return for the Periods Ended June 30, 1997

      Historical Performance

      in U.S. Dollars   CDAX Index

      Without     With  (in U.S. Dollars,

      Sales Load(2)     Sales Load(3)     Annualized)(4)

One Year    27.82%      20.79%      23.91%

Three Years 17.78%      15.58%      15.93%

Five Years  15.11%      13.81%      11.30%

Ten Years   13.50%      12.86%      10.51%

     (1) Net Assets as of 6/30/97 were DM 1,730 million ($992 million). Provesta commenced investment operations in November 1985.

(2) The sales load may be reduced or eliminated on the purchase of Class A Shares in certain circumstances. See "Purchase of Shares--Reducing or Eliminating the Sales Charge."

     (3) Adjusted to reflect deduction for the maximum sales charge of 5.50% applicable to Class A Shares.

(4) The DAX Composite Index ("CDAX") is a total rate of return index of all domestic stocks traded on the Frankfurt Stock Exchange. It is a broad-based index consisting of 16 industry groups. "CDAX" is a registered trademark of Deutsche Borse AG.

The above results are shown in U.S. dollars on the basis of conversion at the rate of DM values to U.S. dollars at the end of each month at the prevailing rate. The results assume all dividends and capital gain distributions have been reinvested with no sales charge.

In calculating the historical performance of the two DWS Funds shown above the first step was to calculate the historical performance according to a methodology generally acknowledged in Germany and developed by the BVI Bundesverband Deutscher Investment--Gesellschaften (Association of German Fund Companies) ("BVI"). The BVI method measures total return by comparing the net asset value per share of a fund in DM at the beginning and at the end of the relevant measurement period, assuming the reinvestment of distributions made by the fund during such period. For this purpose, the reinvestment of distributions is increased by including the corporate income tax credit that is available to shareholders of German fund companies in connection with such distributions. The BVI method does not take account of any sales load charged to an investor on the initial investment.

Second, for purposes of calculating the equivalent U.S. dollar returns from the DM returns yielded by the BVI method, DWS made the following adjustments: (1)the credit for the German corporate tax credit referred to above was subtracted from the distributions reinvested since it will not be available to shareholders of the Funds (but the effect of corporate income taxes incurred by the corresponding DWS Funds was not eliminated); and (2) the DM returns (including capital gains and income) were converted to U.S. dollars at prevailing exchange rates as of the end of each month.

These adjustments resulted in the performance indicated in the first column. The second column, "With Sales Load," made a further adjustment by reducing the performance by assuming the maximum sales load was charged to the investor on the initial investment.

Except as described below in the case of Investa, it is not expected that there will be any material differences in the securities held by the Provesta Portfolio and Investa Portfolio and their corresponding DWS Funds and thus the investment characteristics of each Portfolio, such as industry diversification, country diversification, portfolio beta, portfolio quality, average maturity of fixed-income assets and equity/non-equity mix will be substantially the same as the investment characteristics of its corresponding DWS Fund. The Investa Portfolio may not invest in securities issued by Deutsche Bank AG or its affiliated persons that are engaged in securities-related businesses, although Investa was and is permitted to invest in such securities. However, the elimination of Deutsche Bank AG securities from Investa's portfolio during the periods shown in the table above would not have materially affected Investa's performance. Consequently, there is no regulatory or tax difference between either of the two Portfolios and its corresponding DWS Fund that would be expected to have material effect on the investment performance of the Portfolio as compared to its corresponding DWS Fund.

Portfolio Management

Klaus Martini and Elisabeth Weisenhorn are co-senior portfolio managers for the Top 50 Europe Portfolio. Mr. Martini joined the DWS Group in 1984, where he has managed European stock funds since 1988. Mr Martini also serves as senior portfolio manager for Top 50 Europa, a German registered mutual fund with the same investment objective, policies, and restrictions as the Top 50 Europe Portfolio. He is Senior Investment Officer, head of the European equity team, supervising funds holding assets under management of DM 4.8 billion ($2.8 billion) as of March 31, 1997. Ms. Weisenhorn also serves as the senior portfolio manager for the Investa Portfolio and the Provesta Portfolio. Ms. Weisenhorn also serves as portfolio manager for Investa and Provesta, the Portfolios' corresponding DWS Funds. She has held this position since 1991. Ms. Weisenhorn has 12 years of experience as an investment manager and joined the DWS Group in 1985. She is Senior Investment Officer, head of the German equity team, supervising funds holding assets under management of DM 8 billion ($4.7 billion) as of March 31, 1997. Mr. Martini and Ms.
Weisenhorn are based at DWS Group's office in Frankfurt, Germany.

Heinz-Wilhelm Fesser is senior portfolio manager for the European Bond Portfolio. Mr. Fesser also serves as the senior portfolio manager for the Global Bond Portfolio, an additional series of the Portfolio Trust. Mr. Fesser joined the DWS Group in 1987, where he has been engaged in the management of global fixed income funds. He is Senior Investment Officer, head of the global fixed-income team, supervising funds holding assets under management of DM 19.5 billion

($11.5 billion) as of March 31, 1997.

Administrator

Under a master agreement for administration services with the Corporation, Federated Services Company serves as Administrator to the Funds. In connection with its responsibilities as Administrator, Federated Services Company, among other things (i) prepares, files and maintains the Funds' governing documents, registration statements and regulatory documents; (ii) prepares and coordinates the printing of publicly disseminated documents; (iii) monitors declaration and payment of dividends and distributions; (iv) projects and reviews the Funds' expenses; (v) performs internal audit examinations; (vi) prepares and distributes materials to the Directors of the Corporation, (vii) coordinates the activities of all service providers; (viii) monitors and supervises collection of tax reclaims; and (ix) prepares shareholder meeting materials.

As Administrator, Federated Services Company receives a fee from each Fund, which is computed daily and may be paid monthly, at the annual rate of 0.065% of the average daily net assets of each Fund up to $200 million and 0.0525% of the average daily net assets of each Fund greater than $200 million for the Fund's then-current fiscal year. The Administrator will receive a minimum fee of $75,000 per Fund annually, except that during the first two years of the agreement a minimum aggregate fee for each Portfolio, corresponding Fund and any other fund investing in the Portfolio, taken together, of $75,000 for the first year of the Fund's operation and $125,000 for the second year will be paid to the Operations Agent and the Administrator.

Operations Agent

Under an operations agency agreement with the Portfolio Trust, Federated Services Company serves as Operations Agent to the Portfolios. In connection with its responsibilities as Operations Agent, Federated Services Company, among other things, (i) prepares governing documents, registration statements and regulatory filings; (ii) performs internal audit examinations; (iii) prepares expense projections; (iv) prepares materials for the Trustees of the Portfolio Trust, (v) coordinates the activities of all service providers; (vi) conducts compliance training for the Adviser; (vii) prepares investor meeting materials and (viii) monitors and supervises collection of tax reclaims.

As Operations Agent of the Portfolios, Federated Services Company receives a fee from each Portfolio, which is computed daily and paid monthly, at the annual rate of 0.035% of the average daily net assets of each Portfolio for the Portfolio's then-current fiscal year. The Operations Agent of the Portfolios will receive a minimum fee of $60,000 per Portfolio annually and a minimum aggregate fee for each Portfolio, corresponding Fund and any other fund investing in the Portfolio, taken together, of $75,000 for the first year of the Portfolio's operation and $125,000 for the second year, in each case payable to the Operations Agent, the Administrator, and Transfer Agent combined.

Administrative Agent

Under an administration agreement with the Portfolio Trust, IBT (Cayman) provides certain services to the Portfolios, including (i) filing and maintaining the governing documents, registration statements and other regulatory filings; (ii) maintaining a telephone line; (iii) approving annual expense budgets; (iv) authorizing expenses; (v) distributing materials to the Trustees of the Portfolio Trust; (vi) authorizing dividend distributions; (vii) maintaining books and records; (viii) filing tax returns; and (ix) maintaining the investor register.

As Administrative Agent of the Portfolios, IBT (Cayman) receives a fee from each Portfolio, which may be paid monthly, at the annual rate of $5,000.

Distributor

Edgewood serves as principal distributor for shares of each Fund. Edgewood is located at Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779. It is a New York corporation organized on October 26, 1993, and is the principal distributor for a number of investment companies.
Edgewood is a subsidiary of Federated Investors and an affiliate of Federated Services Company.

Securities laws may require certain Financial Intermediaries (as defined below) such as depository institutions to register as dealers. The Distributor may pay dealers an amount up to 5.0% of the net asset value of Class B Shares purchased by their clients or customers as an advance payment. These payments will be made directly by the Distributor from its assets, and will not be made from the assets of a Fund. Dealers may voluntarily waive receipt of all or any portion of these advance payments. The Distributor may pay all or a portion of the distribution fee discussed below to Financial Intermediaries that waive all or any portion of the advance payments.

Under a distribution and services plan adopted in accordance with Rule 12b-1 of the 1940 Act, Class B Shares are subject to a distribution plan (the "Distribution Plan") and Class A Shares and Class B Shares are subject to a service plan (the "Service Plan").

Under the Distribution Plan, Class B Shares of each Fund will pay a fee to the Distributor in an amount computed at an annual rate of 0.75% of the average daily net assets of the Fund represented by Class B Shares to finance any activity which is principally intended to result in the sale of Class B Shares of the Fund subject to the Distribution Plan. Because distribution fees to be paid by a Fund to the Distributor may not exceed an annual rate of 0.75% of Class B Shares' average daily net assets, it will take the Distributor a number of years to recoup the expenses, including payments to other dealers, it has incurred for its sales services and distribution-related support services pursuant to the Distribution Plan.

The Distribution Plan is a compensation-type plan. As such, a Fund makes no payments to the Distributor except as described above. Therefore, a Fund does not pay for unreimbursed expenses of the Distributor, including amounts expended by the Distributor in excess of amounts received by it from a Fund, interest, carrying or other financing charges in connection with excess amounts expended, or the Distributor's overhead expenses. However, the Distributor may be able to recover such amounts or may earn a profit from payments made by shares under the Distribution Plan.

Under the Service Plan, each Fund pays to DFM for the provision of certain services to the holders of Class A Shares and Class B Shares a fee computed at an annual rate of 0.25% of the average daily net assets of each such Class of shares. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund, providing reports and other information to shareholders and financial intermediaries ("Financial Intermediaries"), and services related to the maintenance of shareholder accounts, and other services. DFM determines the amounts to be paid to Financial Intermediaries, the schedules of such fees and the basis upon which such fees will be paid.

DFM may pay Financial Intermediaries a shareholder services fee of up to 0.25% of the amount invested in Fund shares by employees participating in qualified or non-qualified employee benefit plans or other programs where (i) the employers or affiliated employers maintaining such plans or programs have a minimum of 250 employees eligible for participation in such plans or programs, or (ii) such plan's or program's aggregate investment in the series of the Deutsche Funds or certain other products made available by the Distributor to such plans or programs is $1,000,000 or more ("Eligible Benefit Plans"). Shares in the Deutsche Funds then held by Eligible Benefit Plans will be aggregated to determine the fee payable. DFM reserves the right to cease paying these fees at any time. DFM may pay such fees from its own funds in addition to amounts received from the Funds under the Service Plan, including past profits or any other source available to it. Such payments are subject to a reclaim from the Financial Intermediary should the assets leave the plan or program within 12 months after purchase.

Furthermore, with respect to Class A Shares and Class B Shares, the Distributor may offer to pay a fee from its own assets to Financial Intermediaries as financial assistance for providing substantial sales services, distribution related support services, or shareholder services. The support may include sponsoring sales, educational and training seminars for their employees, providing sales literature, and engineering computer software programs that emphasize the attributes of a Fund. Such assistance may be predicated upon the amount of shares the Financial Intermediary sells or may sell, and/or upon the type and nature of sales or marketing support furnished by the Financial Intermediary.

Transfer Agent, Custodian and Fund Accountant

Federated Shareholder Services Company, Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779, serves as the transfer agent and dividend disbursing agent for each Fund. IBT, 200 Clarendon Street, Boston, MA 02116 acts as the custodian of each Fund's and each Portfolio's assets. Securities held for a Portfolio may be held by a sub-custodian bank approved by the Trustees or the Custodian of the Portfolio Trust. IBT (Canada) provides fund accounting services to the Funds and the Portfolios, including (i) calculation of the daily net asset value for the Funds and the Portfolios; (ii) monitoring compliance with investment portfolio restrictions, including all applicable federal securities and other regulatory requirements; and (iii) monitoring each Fund's and Portfolio's compliance with the requirements applicable to a regulated investment company under the Code.

Expenses

In addition to the fees payable under the various agreements discussed above, each Fund and each Portfolio is responsible for usual and customary expenses associated with its respective operations. Such expenses may include organization expenses, legal fees, audit fees and expenses, insurance costs, the compensation and expenses of the Directors or Trustees, as the case may be, registration fees under applicable securities laws, fund accounting fees, custodian fees and extraordinary expenses. For each Fund, such expenses also include transfer, registrar and dividend disbursing costs, and the expenses of printing and mailing reports and notices and proxy statements to Fund shareholders. For each Portfolio, such expenses also include brokerage expenses.

DFM has agreed that it will reimburse each Fund through at least August 31, 1998, to the extent necessary to maintain each Fund's total operating expenses (which includes expenses of the Fund and its corresponding Portfolio but does not cover extraordinary expenses during the period) at not more than 1.60%, 2.35%, 1.30% and 2.05% of the average annual net assets of Class A Shares of the Equity Funds, the Class B Shares of the Equity Funds, the Class A Shares of the European Bond Fund and the Class B Shares of the European Bond Fund, respectively. There is no assurance that DFM will continue this reimbursement beyond the specified period.

Expenses of Class A Shares and Class B Shares

Holders of Class A Shares and Class B Shares bear their allocable portion of a Fund's expenses along with their allocable share of the corresponding Portfolio's operating expenses. At present, the only expenses which are allocated specifically to Class A Shares and Class B Shares as classes are expenses under the Distribution Plan and expenses under the Service Plan. However, the Directors reserve the right to allocate certain other expenses to holders of Class A Shares and Class B Shares ("Class Expenses"). In any case, Class Expenses would be limited to: distribution fees; shareholder services fees; transfer agent fees as identified by the Transfer Agent as attributable to holders of Class A Shares and Class B Shares; printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxies to current shareholders as attributable to holders of Class A Shares and Class B Shares; registration fees paid to the Securities and Exchange Commission and to state securities commissions as attributable to holders of Class A Shares and Class B Shares; expenses related to administrative personnel and services as required to support holders of Class A Shares and Class B Shares; legal fees relating solely to Class A Shares or Class B Shares; and Directors' fees incurred as a result of issues related solely to Class A Shares or Class B Shares.

Portfolio Brokerage

The estimated annual portfolio turnover rate for the Top 50 Europe Portfolio, Provesta Portfolio, Investa Portfolio, and European Bond Portfolio is generally not expected to exceed 80%, 180%, 80% and 350%, respectively. A 100% annual turnover rate would occur, for example, if all portfolio securities (excluding short-term obligations) were replaced once in a period of one year, or if 10% of the portfolio securities were replaced ten times in one year. The amount of brokerage commissions and taxes on realized capital gains to be borne by the shareholders of a Fund tend to increase as the level of portfolio activity increases.

In effecting securities transactions, the Adviser seeks to obtain the best price and execution of orders. In selecting a broker, the Adviser considers a number of factors including: the broker's ability to execute orders without disturbing the market price; the broker's reliability for prompt, accurate confirmations and on-time delivery of securities; the broker's financial condition and responsibility; the research and other investment information provided to the Adviser by the broker; and the commissions charged. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if the Adviser determines in good faith that the amount of such commissions is reasonable in relation to the value of the brokerage services and research information provided by such broker.

The Adviser may direct a portion of a Portfolio's securities transactions to certain unaffiliated brokers which in turn use a portion of the commissions they receive from a Portfolio to pay other unaffiliated service providers on behalf of that Portfolio for services provided for which the Portfolio would otherwise be obligated to pay. Such commissions paid by a Portfolio are at the same rate paid to other brokers for effecting similar transactions in listed equity securities.

Deutsche Bank AG or one of its subsidiaries or affiliates may act as one of the agents of the Portfolios in the purchase and sale of portfolio securities when, in the judgment of the Adviser, that firm will be able to obtain a price and execution at least as favorable as other qualified brokers. As one of the primary brokers used by the Portfolios, Deutsche Bank AG receives brokerage commissions from each Portfolio.

On those occasions when the Adviser deems the purchase or sale of a security to be in the best interests of a Portfolio as well as other customers, the Adviser, to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for a Portfolio with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions, if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction are made by the Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to its customers, including the Portfolio. In some instances, this procedure might adversely affect a Portfolio.

INVESTING IN THE FUNDS

Each Fund offers investors two classes of shares that carry sales charges and contingent deferred sales charges in different forms and amounts and which bear different levels of expenses.

Class A Shares

An investor who purchases Class A Shares of a Fund pays a maximum sales charge of 5.50% for the Equity Funds and 4.50% for the European Bond Fund at the time of purchase. Certain purchases of Class A Shares are not subject to a sales charge. See "Purchase of Shares--Investing in Class A Shares." As a result, Class A Shares are not subject to any charges when they are redeemed (except for special programs offered under "Purchase of Shares--Purchases with Proceeds From Redemptions of Unaffiliated Investment Companies" and except for when shares that were purchased without a sales charge are redeemed within one year of purchase as described under "Contingent Deferred Sales Charge--Class A Shares"). Certain purchases of Class A Shares qualify for reduced sales charges. See "Purchase of Shares--Reducing or Eliminating the Sales Charge." Class A Shares have no conversion feature.

Class B Shares

Class B Shares of each Fund are sold without an initial sales charge, but are subject to a contingent deferred sales charge in accordance with the following schedule:

      Contingent

Year of Redemption      Deferred

After Purchase    Sales Charge

First 5.00%

Second      4.00%

Third 3.00%

Fourth      3.00%

Fifth 2.00%

Sixth 1.00%

Seventh and thereafter  0.00%

Class B Shares also bear a fee pursuant to a Distribution Plan, adopted in accordance with Rule 12b-1 under the 1940 Act, while Class A Shares do not bear such a fee. Both Class A Shares and Class B Shares will bear shareholder services fees. Class B Shares will automatically convert into Class A Shares, based on relative net asset value, on or about the fifteenth of the month eight full years after the purchase date. Class B Shares provide an investor the benefit of putting all of the investor's dollars to work from the time the investment is made, but (until conversion) will have a higher expense ratio and pay lower dividends than Class A Shares due to the higher 12b-1 fees.

PURCHASE OF SHARES

Shares of each Fund are sold on days on which the New York Stock Exchange is open. Shares of a Fund may be purchased as described below, either through a Financial Intermediary (such as a bank or broker/dealer which has a sales agreement with the Distributor) or by sending a wire or a check directly to the Fund, with a minimum initial investment of $5,000 for Class A Shares and Class B Shares. Additional investments can be made for as little as $500. The minimum initial investment for retirement plan participants is $1,000. The minimum subsequent investment for retirement plan participants is $100. (Financial Intermediaries may impose different minimum investment requirements on their customers.)

In connection with any sale, the Distributor may from time to time offer certain items of nominal value to any shareholder or investor. The Funds reserve the right to reject any purchase request. An account must be established through a Financial Intermediary or by completing, signing, and returning the new account form available from the Funds before shares can be purchased.

Investing in Class A Shares

Class A Shares of each Fund are sold at their net asset value next determined after an order is received, plus a sales charge as follows:

Equity Funds

      Sales Charge      Dealer

      as a Percentage of      Concession as

            Net   a Percentage of

      Offering    Amount      Public Offering

Amount of Transaction   Price Invested    Price

Less than $50,000 5.50% 5.82% 5.00%

$50,000 but less

than $100,000     4.50% 4.71% 3.75%

$100,000 but less

than $250,000     3.50% 3.63% 2.75%

$250,000 but less

than $500,000     2.50% 2.56% 2.00%

$500,000 but less

than $1 million   2.00% 2.04% 1.75%

$1 million or greater   None  None  Up to 1.00%*

*     See "Dealer Concession" below.

European Bond Fund

      Sales Charge      Dealer

      as a Percentage of      Concession as

            Net   a Percentage of

      Offering    Amount      Public Offering

Amount of Transaction   Price Invested    Price

Less than $50,000 4.50% 4.71% 4.00%

$50,000 but less

than $100,000     4.00% 4.17% 3.50%

$100,000 but less

than $250,000     3.50% 3.63% 2.75%

$250,000 but less

than $500,000     2.50% 2.56% 2.00%

$500,000 but less

than $1 million   2.00% 2.04% 1.75%

$1 million or greater   None  None  Up to 1.00%*

*See "Dealer Concession" below.

Dealer Concession

The dealer concession may be changed from time to time but will remain the same for all dealers. Dealer concession will be paid to dealers who initiate and are responsible for purchases of $1 million or more. Any portion of the sales charge which is not paid to a dealer will be retained by the Distributor. The Distributor, at its expense, may provide additional promotional incentives to dealers. In some instances, these incentives may be offered only to certain dealers who have sold or may sell significant numbers of shares of the Fund or other Deutsche Funds.

The sales charge for shares sold other than through registered broker/dealers will be retained by the Distributor. The Distributor may pay fees to banks out of the sales charge in exchange for sales and/or administrative services performed on behalf of the bank's customers in connection with the initiation of customer accounts and purchases of shares.

Reducing or Eliminating the Sales Charge

The sales charge can be reduced or eliminated on the purchase of Class A Shares through:

sales charge waiver;

quantity discounts and accumulated purchases;

concurrent purchases;

signing a 13-month letter of intent;

using the reinvestment privilege; or

purchases with proceeds from redemptions of unaffiliated investment company shares.

Sales Charge Waiver

Sales charges may be waived on Class A Shares of the Fund (subject to appropriate documentation furnished to the Distributor as it may request from time to time in order to verify eligibility for this privilege) if purchased by:

1. Full-time employees of National Association of Securities Dealers, Inc. ("NASD") member firms and full-time employees of other Financial Intermediaries which have entered into a supplemental agreement with the Distributor pertaining to the sale of Fund shares, either for themselves directly or pursuant to an employee benefit plan or other program, or for their spouses or minor children. This privilege also applies to full-time employees of Financial Intermediaries affiliated with NASD member firms whose full-time employees are eligible to purchase Class A Shares at net asset value;

2. Current full-time, part-time or retired employees of Deutsche Bank AG and its affiliates or subsidiaries, current or former directors or trustees of Deutsche Bank AG and its affiliates or subsidiaries, current or former Board members of a fund advised by Deutsche Bank AG or any of its affiliates or subsidiaries, including the Directors of the Corporation, or the spouse or minor child of the foregoing, including an employee of Deutsche Bank AG or any of its affiliates or subsidiaries who act as custodian for a minor child;

3. Registered representatives, bank trust officers, certified financial planners and other employees (and their immediate families) of investment professionals who have entered into a supplemental agreement with the Distributor;

4. IRA Rollover accounts sponsored by Deutsche Morgan Grenfell, Inc., Deutsche Bank Trust Company, Deutsche Bank AG, or any of its affiliates as administrator, trustee or custodian, provided that the distribution proceeds are made from a qualified retirement plan or from a 403(b)(7) plan that is sponsored, administered or custodied by Deutsche Bank Trust Company or any of its affiliates, and provided that, at the time of such distribution, such qualified retirement plan or 403(b)(7) plan met the requirements of an Eligible Benefit Plan and all or a portion of such plan's assets were invested in the Deutsche Funds or certain other products made available by the Distributor to such plans;

5. As part of an Eligible Benefit Plan having a minimum of 250 eligible employees or a minimum of $1,000,000, or such lesser amount as may be determined by the Distributor, invested in Deutsche Funds;

6. Investor accounts through certain broker-dealers and other Financial Intermediaries that have entered into supplemental agreements with the Distributor, which include a requirement that such shares be sold for the benefit of clients participating in a "wrap account" or similar program under which such clients pay a fee to the broker-dealer or other Financial Intermediary, or such other accounts to which the broker-dealer or other Financial Intermediary charges an asset management fee;

7. Qualified separate accounts maintained by an insurance company pursuant to the laws of any State or territory of the United States;

8. Trust companies and bank trust departments, including Deutsche Bank Trust Company and its affiliates, initially investing at least $100,000 of assets held in a fiduciary, agency, advisory, custodial or similar capacity on behalf of any one of their investor clients;

9. Accounts investing $100,000 or more of (1) a State or territory of the United States, county, city or instrumentality thereof, (2) charitable organizations as defined under Section 501(c)(3) of the Code, and (3) charitable remainder trusts or life income pools as defined under Section 501(c)(3) of the Code.

Quantity Discounts and Accumulated Purchases

Larger purchases reduce the sales charge paid. A Fund will combine purchases of Class A Shares made on the same day by the investor, the investor's spouse, and the investor's children under age 21 when it calculates the sales charge. In addition, the sales charge, if applicable, is reduced for purchases made at one time by a trustee or fiduciary for a single trust estate or a single fiduciary account.

If an additional purchase of Class A Shares is made in a Fund, the Fund will consider the previous purchases still invested in the Fund. For example, if a shareholder already owns Class A Shares of an Equity Fund having a current value at the public offering price of $30,000 and he purchases $20,000 more at the current public offering price, the sales charge on the additional purchase according to the schedule now in effect would be 4.50%, not 5.50%.

To receive the sales charge reduction, the Distributor must be notified by the shareholder in writing or by his Financial Intermediary at the time the purchase is made that Class A Shares are already owned or that purchases are being combined. A Fund will reduce the sales charge after it confirms the purchases.

Concurrent Purchases

For purposes of qualifying for a sales charge reduction, a shareholder has the privilege of combining concurrent purchases of Class A Shares of two or more of the Deutsche Funds, the purchase price of which includes a sales charge. For example, if a shareholder concurrently invested $30,000 in Class A Shares of one of the Deutsche Funds with a sales charge, and $20,000 in another Fund, the sales charge would be reduced to reflect a $50,000 purchase.

To receive this sales charge reduction, the Distributor must be notified by the shareholder in writing or by his Financial Intermediary at the time the concurrent purchases are made. A Fund will reduce the sales charge after the purchases are confirmed.

Letter of Intent

If a shareholder intends to purchase at least $50,000 of Class A Shares of the Deutsche Funds (excluding the Deutsche U.S. Money Market Fund) over the next 13 months, the sales charge may be reduced by signing a letter of intent to that effect. This letter of intent includes a provision for a sales charge adjustment depending on the amount actually purchased within the 13-month period and a provision for the Custodian to hold in escrow (in shares) up to the maximum sales charge of the total amount intended to be purchased until such purchase is completed.

The shares held in escrow in the shareholder's account will be released upon fulfillment of the letter of intent or the end of the 13-month period, whichever comes first. If the amount specified in the letter of intent is not purchased, an appropriate number of escrowed shares may be redeemed in order to realize the difference in the sales charge.

While this letter of intent will not obligate the shareholder to purchase shares, each purchase during the period will be at the sales charge applicable to the total amount intended to be purchased. At the time a letter of intent is established, current balances in accounts in any shares of any Deutsche Fund, excluding the Deutsche U.S. Money Market Fund, will be aggregated to provide a purchase credit towards fulfillment of the letter of intent. Prior trade prices will not be adjusted.

Reinvestment Privilege

If Class A Shares in a Fund have been redeemed, the shareholder has the privilege, within 120 days, to reinvest the redemption proceeds at the next-determined net asset value without any sales charge. The Distributor must be notified by the shareholder in writing or by his Financial Intermediary of the reinvestment in order to eliminate a sales charge. If the shareholder redeems his Class A Shares in a Fund, there may be tax consequences. See "Tax Treatment of Reinvestments" below.

Purchases with Proceeds from Redemptions of Unaffiliated Investment Companies

Investors may purchase Class A Shares at net asset value, without a sales charge, with the proceeds from the redemption of shares of an unaffiliated investment company that were purchased or sold with a sales charge or commission and were not distributed by the Distributor. The purchase must be made within 60 days of the redemption, and the Distributor must be notified by the investor in writing, or by his Financial Intermediary, at the time the purchase is made. From time to time, the Distributor may offer dealers compensation for shares purchased under this program. If shares are purchased in this manner, redemptions of these shares will be subject to a contingent deferred sales charge for one year from the date of purchase. Shareholders will be notified prior to the implementation of any special offering as described above.

Tax Treatment of Reinvestments

Generally, a reinvestment of the proceeds of a redemption of shares in a Fund or an unaffiliated investment company will not alter the federal income tax status of any capital gain realized on the redemption of the shares. However, any loss on the disposition of the shares in a Fund will be disallowed to the extent shares of the same Fund are purchased within a 61-day period beginning 30 days before and ending 30 days after the disposition of shares. Further, if the proceeds are reinvested within 90 days after the redeemed shares were acquired, the sales charge imposed on the original acquisition, to the extent of the reduction in the sales charge on the reinvestment, will not be taken into account in determining gain or loss on the disposition of the original shares, but will be treated instead as incurred in connection with the acquisition of the replacement shares.

Investing in Class B Shares

Class B Shares are sold at their net asset value next determined after an order is received. While Class B Shares are sold without an initial sales charge, under certain circumstances described under "Contingent Deferred Sales Charge--Class B Shares," a contingent deferred sales charge may be applied by the Distributor at the time Class B Shares are redeemed.

Conversion of Class B Shares

Class B Shares will automatically convert into Class A Shares on or about the fifteenth of the month eight full years after the purchase date, except as noted below. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales charge, fee, or other charge. Class B Shares acquired by exchange from Class B Shares of another Deutsche Fund will convert into Class A Shares based on the time of the initial purchase. For purposes of conversion to Class A Shares, shares purchased through the reinvestment of dividends and distributions paid on Class B Shares will be considered to be held in a separate sub-account. Each time any Class B Shares in the shareholder's account (other than those in the sub-account) convert to Class A Shares, an equal pro rata portion of the Class B Shares in the sub-account will also convert to Class A Shares. The conversion of Class B Shares to Class A Shares is subject to the continuing availability of a ruling from the Internal Revenue Service or an opinion of counsel that such conversions will not constitute taxable events for federal tax purposes. There can be no assurance that such ruling or opinion will be available, and the conversion of Class B Shares to Class A Shares will not occur if such ruling or opinion is not available. In such event, Class B Shares would continue to be subject to higher expenses than Class A Shares for an indefinite period.

Purchasing Shares Through a Financial Intermediary

An investor may call his Financial Intermediary (such as a bank or an investment dealer) to place an order to purchase shares. Orders placed through a Financial Intermediary are considered received when the Fund is notified of the purchase order. Shares will not be issued in respect of such orders until payment is converted into federal funds. Purchase orders through a registered broker/dealer must be received by the broker before 4:00 p.m. (U.S. Eastern time) and must be transmitted by the broker to the Fund before 5:00 p.m. (U.S. Eastern time) in order for shares to be purchased at that day's price. Purchase orders through other Financial Intermediaries must be received by the Financial Intermediary and transmitted to the Fund before 4:00 p.m. (U.S. Eastern time) in order for shares to be purchased at that day's price. It is the Financial Intermediary's responsibility to transmit orders promptly. Financial Intermediaries may charge additional fees for their services.

The Financial Intermediary which maintains investor accounts in Class B Shares with a Fund must do so on a fully disclosed basis unless it accounts for share ownership periods used in calculating the contingent deferred sales charge (see "Contingent Deferred Sales Charge"). In addition, advance payments made to Financial Intermediaries may be subject to reclaim by the Distributor for accounts transferred to Financial Intermediaries which do not maintain investor accounts on a fully disclosed basis and do not account for share ownership periods.

Purchasing Shares by Wire

Once an account has been established, shares may be purchased by Federal Reserve wire by calling the Transfer Agent. All information needed will be taken over the telephone, and the order is considered received when IBT receives payment by wire. Federal funds should be wired as follows: Investors Bank & Trust, Boston, MA; ABA Number 0110-0143-8; BNF Account Number 570000307. For Credit to: (Fund
Name) (Fund Class); (Fund Number, this number can be found on the account statement or by contacting the Fund); Account Number; Trade Date and Order Number; Group Number or Dealer Number; Nominee or Institution Name. Shares cannot be purchased by wire on holidays when wire transfers are restricted.

Purchasing Shares by Check

Once a Fund account has been established, shares may be purchased by sending a check made payable to the name of the specific Fund (designate class of shares and account number) to: Deutsche Funds, Inc., P.O. Box 8612, Boston, MA 02266-8612. Please include an account number on the check. Orders by mail are considered received when payment by check is converted into federal funds (normally the business day after the check is received).

SPECIAL PURCHASE FEATURES

Systematic Investment Program

Once a Fund account has been opened with the minimum initial investment, shareholders may add to their investment on a regular basis in a minimum amount of $100. Under this program, funds may be automatically withdrawn periodically from the shareholder's checking account at an Automated Clearing House ("ACH") member and invested in a Fund at the net asset value next determined after an order is received by the Fund, plus the sales charge, if applicable. Shareholders should contact their Financial Intermediary or the Funds directly to participate in this program.

Retirement Plans

Fund shares can be purchased as an investment for retirement plans or IRA accounts. For further details, contact the Funds and consult a tax adviser.

EXCHANGE PRIVILEGE

Class A Shares

Class A shareholders may exchange all or some of their shares for Class A Shares of other Deutsche Funds at relative net asset value. None of the Deutsche Funds imposes any additional fees on exchanges. Class A shareholders in certain other Deutsche Funds may exchange all or some of their shares for Class A Shares.

Class B Shares

Class B shareholders may exchange all or some of their shares for Class B Shares of the Deutsche Funds. Contact your Financial Intermediary regarding the availability of other Class B Shares in the Deutsche Funds. Exchanges are made at net asset value without being assessed a contingent deferred sales charge on the exchanged shares. To the extent that a shareholder exchanges shares for Class B Shares of other Deutsche Funds, the time for which exchanged-from shares were held will be credited against the time for which the exchanged-for shares are required to be held for purposes of satisfying the applicable holding period in respect of the contingent deferred sales charge. For more information, see "Contingent Deferred Sales Charge."

Please contact your Financial Intermediary directly or the Distributor for information on and prospectuses for the Deutsche Funds into which your shares may be exchanged free of charge.

Requirements for Exchange

Shareholders using this privilege must exchange shares having a net asset value equal to the minimum investment requirements of the Deutsche Fund into which the exchange is being made. The shareholder must receive a Prospectus of the Deutsche Fund for which the exchange is being made.

This privilege is available to shareholders resident in any state in which the shares being acquired may be sold. Upon receipt of proper instructions and required supporting documents, shares submitted for exchange are redeemed and proceeds invested in the same class of shares of the other Fund. The exchange privilege may be modified or terminated at any time. Shareholders will be notified in advance of the modification or termination of the exchange privilege.

Tax Consequences

An exchange will be treated as a taxable sale for federal income tax purposes and any gain or loss realized will be subject to the rules applicable to reinvestments (described above under "Tax Treatment of Reinvestments"). See "Taxes" below for additional information.

Making an Exchange

Instructions for exchanging may be given in writing or by telephone. Written instructions may require a signature guarantee. Shareholders of a Fund may have difficulty in making exchanges by telephone through brokers and other Financial Intermediaries during times of drastic economic or market changes. If a shareholder cannot contact his broker or Financial Intermediary by telephone, it is recommended that an exchange request be made in writing and sent by overnight mail to: Deutsche Funds, Inc., c/o Federated Shareholder Services Company, 1099 Hingham Street, Rockland, MA 02370-3317.

Telephone Instructions

Telephone instructions made by the investor may be carried out only if a telephone authorization form completed by the investor is on file with a Fund. If the instructions are given by a broker, a telephone authorization form completed by the broker must be on file with the Fund. If reasonable procedures are not followed, the responsible party may be liable for losses due to unauthorized or fraudulent telephone instructions. Shares may be exchanged between two Funds by telephone only if the two Deutsche Funds have identical shareholder registrations.

Any shares held in certificated form cannot be exchanged by telephone but must be forwarded to Federated Shareholder Services Company and deposited to the shareholder's account before being exchanged. Telephone exchange instructions are recorded and will be binding upon the shareholder. Such instructions will be processed as of 4:00 p.m. (U.S. Eastern time) and must be received by the Fund before that time for shares to be exchanged the same day. This privilege may be modified or terminated at any time.

REDEMPTION OF SHARES

Shares are redeemed at their net asset value, next determined after a Fund receives the redemption request, less any applicable contingent deferred sales charge. Redemptions will be made on days on which the Funds compute their net asset value. Investors who redeem shares through a Financial Intermediary may be charged a service fee by that Financial Intermediary. Redemption requests must be received in proper form and can be made as described below.

Redeeming Shares Through a Financial Intermediary

Shares of a Fund may be redeemed by calling your Financial Intermediary to request the redemption. Shares will be redeemed at the net asset value next determined after a Fund receives the redemption request from the Financial Intermediary, less any applicable contingent deferred sales charge. Redemption requests made through a registered broker/dealer must be received by the broker before 4:00 p.m. (U.S. Eastern time) and must be transmitted by the broker to a Fund before 5:00 p.m. (U.S. Eastern time) in order for shares to be redeemed at that day's net asset value. Redemption requests through other Financial Intermediaries (such as banks) must be received by the Financial Intermediary and transmitted to a Fund before 4:00 p.m. (U.S. Eastern time) in order for shares to be redeemed at that day's net asset value. The Financial Intermediary is responsible for promptly submitting redemption requests and providing proper written redemption instructions. Customary fees and commissions may be charged by the Financial Intermediary for this service.

Redeeming Shares by Telephone

Shares may be redeemed in any amount by calling a Fund provided that Fund has received a properly completed authorization form. These forms can be obtained from the Distributor. Proceeds will be mailed in the form of a check, to the shareholder's address of record or by wire transfer to the shareholder's account at a domestic commercial bank that is a member of the Federal Reserve System. The minimum amount for a wire transfer is $1,000. Proceeds from redeemed shares purchased by check or through ACH will not be wired until the payment has cleared. Proceeds from redemption requests received on holidays when wire transfers are restricted will be wired the following business day.

Telephone instructions will be recorded. If reasonable procedures are not followed by a Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming by telephone. If this occurs, redemption by mail (see "Redeeming Shares by Mail") should be considered. If at any time a Fund shall determine it necessary to terminate or modify the telephone redemption privilege, shareholders would be promptly notified.

Redeeming Shares by Mail

Shares may be redeemed in any amount by mailing a written request to: Deutsche Funds, Inc., Federated Shareholder Services Company, P.O. Box 8612, Boston, MA 02266-8612. If share certificates have been issued, they should be sent unendorsed with the written request by registered or certified mail to the address noted above.

The written request should state: Fund Name and the share Class name; the account name as registered with the Fund; the account number; and the number of shares to be redeemed or the dollar amount requested. All owners of the account must sign the request exactly as the shares are registered. Normally, a check for the proceeds is mailed within one business day, but in no event more than seven days after receipt of a proper written redemption request. Dividends are paid up to and including the day that a redemption request is processed.

Shareholders requesting a redemption of any amount to be sent to an address other than that on record with the Fund, or a redemption payable other than to the shareholder of record, must have their signatures guaranteed by a commercial or savings bank, trust company or savings association whose deposits are insured by an organization which is administered by the Federal Deposit Insurance Corporation; a member firm of a domestic stock exchange; or any other "eligible guarantor institution," as defined by the Securities and Exchange Act of 1934, as amended.
The Funds do not accept signatures guaranteed by a notary public.

Each Fund and the Transfer Agent have adopted standards for accepting signature guarantees from the above institutions. A Fund may elect in the future to limit eligible signature guarantors to institutions that are members of a signature guarantee program. Each Fund and the Transfer Agent reserve the right to amend these standards at any time without notice.

SPECIAL REDEMPTION FEATURES

Systematic Withdrawal Program

The Systematic Withdrawal Program permits the shareholder to request withdrawal of a specified dollar amount (minimum $100) on either a monthly or quarterly basis from accounts with a $10,000 minimum at the time the shareholder elects to participate in the Systematic Withdrawal Program. Under this program, shares are redeemed to provide for periodic withdrawal payments in an amount directed by the shareholder.

Depending upon the amount of the withdrawal payments, the amount of dividends paid and capital gains distributions with respect to shares, and the fluctuation of the net asset value of shares redeemed under this program, redemptions may reduce, and eventually deplete, the shareholder's investment in a Fund. In addition, shareholder accounts are subject to minimum balances. See "Account and Share Information." For this reason, payments under this program should not be considered as yield or income on the shareholder's investment in a Fund. To be eligible to participate in this program, a shareholder must have an account value of at least $10,000. A shareholder may apply for participation in this program through his Financial Intermediary. Due to the fact that Class A Shares are sold with a sales charge, it is not advisable for shareholders to continue to purchase Class A Shares while participating in this program. A contingent deferred sales charge may be imposed on Class B Shares.

CONTINGENT DEFERRED SALES CHARGE

Shareholders may be subject to a contingent deferred sales charge upon redemption of their shares under the following circumstances:

Class A Shares

No initial sales charge applies on investments of $1 million or more, but a contingent deferred sales charge of 1% is imposed on certain redemptions within one year of purchase. Any applicable contingent deferred sales charge will be imposed on the lesser of the net asset value of the redeemed shares at the time of purchase or the net asset value of the redeemed shares at the time of redemption.

Class B Shares

Shareholders redeeming Class B Shares from their Fund accounts within six full years of the purchase date of those shares will be charged a contingent deferred sales charge by the Distributor. Any applicable contingent deferred sales charge will be imposed on the lesser of (i) the net asset value of the redeemed shares at the time of purchase (or, if such redeemed shares were acquired in an exchange of Class B Shares of another Fund, at the time of purchase of the Class B Shares of the exchanged-from Fund) or (ii) the net asset value of the redeemed shares at the time of redemption.

Class A Shares and Class B Shares

The contingent deferred sales charge will be deducted from the redemption proceeds otherwise payable to the shareholder and will be retained by the Distributor. The contingent deferred sales charge will not be imposed with respect to: (1) shares acquired through the reinvestment of dividends or distributions of long-term capital gains; and (2) shares held for more than six full years from the date of purchase with respect to Class B Shares and one full year from the date of purchase with respect to applicable Class A Shares. Redemptions will be processed in a manner intended to maximize the amount of redemption which will not be subject to a contingent deferred sales charge. In computing the amount of the applicable contingent deferred sales charge, redemptions are deemed to have occurred in the following order: (1) shares acquired through the reinvestment of dividends and long-term capital gains; (2) shares held for more than six full years from the date of purchase with respect to Class B Shares and one full year from the date of purchase with respect to applicable Class A Shares; (3) shares held for fewer than six years with respect to Class B Shares and one full year from the date of purchase with respect to applicable Class A Shares on a first-in, first-out basis. A contingent deferred sales charge is not assessed in connection with an exchange of Fund shares for shares of other funds in the Deutsche Funds in the same class (see "Exchange Privilege"). Any contingent deferred sales charge imposed at the time the Fund shares issued in an exchange from another Deutsche Fund are redeemed is calculated as if the shareholder had held the shares from the date on which he became a shareholder of the exchanged-from Fund. Moreover, the contingent deferred sales charge will be eliminated with respect to certain redemptions (see "Contingent Deferred Sales Charge--Elimination of Contingent Deferred Sales Charge").

Elimination of Contingent Deferred Sales Charge

The contingent deferred sales charge will be eliminated with respect to the following redemptions: (1) redemptions following the death or disability, as defined in Section 72(m)(7) of the Code, of a shareholder; (2) redemptions representing minimum required distributions from an Individual Retirement Account or other retirement plan to a shareholder who has attained the age of 701/2; and (3) involuntary redemptions by a Fund of shares in shareholder accounts that do not comply with the minimum balance requirements. No contingent deferred sales charge will be imposed on redemptions of shares held by Trustees, employees and sales representatives of the Funds, the distributor, or affiliates of the Funds or distributor; employees of any Financial Intermediary that sells shares of the Funds pursuant to a sales agreement with the Distributor; and spouses and children under the age of 21 of the aforementioned persons. Finally, no contingent deferred sales charge will be imposed on the redemption of shares originally purchased through a bank trust department, an investment adviser registered under the Investment Advisers Act of 1940, or retirement plans where the third party administrator has entered into certain arrangements with the Distributor or its affiliates, or any other Financial Intermediary, to the extent that no payments were advanced for purchases made through such entities. The Trustees reserve the right to discontinue elimination of the contingent deferred sales charge. Shareholders will be notified of such elimination. Any shares purchased prior to the termination of such waiver would have the contingent deferred sales charge eliminated as provided in the Fund's Prospectus at the time of the purchase of the shares. If a shareholder making a redemption qualifies for an elimination of the contingent deferred sales charge, the shareholder must notify the Distributor or the transfer agent in writing that he is entitled to such elimination.

ACCOUNT AND SHARE INFORMATION

Certificates and Confirmations

As transfer agent for the Funds, Federated Shareholder Services Company maintains a Share account for each shareholder. Share certificates are not issued unless requested in writing to Federated Shareholder Services Company. No certificates will be issued for fractional shares.

Detailed confirmations of each purchase and redemption are sent to each shareholder. Annual statements are sent to report dividends paid during the year for the Equity Funds and monthly confirmations are sent to report dividends paid during that month for the European Bond Fund.

Accounts with Low Balances

Due to the high cost of maintaining accounts with low balances, a Fund may redeem shares in any account, except retirement plans, and pay the proceeds to the shareholder if the account balance falls below the required minimum value of $5,000. This requirement does not apply, however, if the balance falls below the required minimum value because of changes in the net asset value of the respective share Class. Before shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional shares to meet the minimum requirement.

DIVIDENDS AND DISTRIBUTIONS

Dividends consisting of substantially all of a Fund's net investment income, if any, are declared and paid annually with respect to the Equity Funds and monthly with respect to the European Bond Fund. A Fund may also declare an additional dividend of net investment income in a given year to the extent necessary to avoid the imposition of federal excise tax on the Fund.

Substantially all the realized net capital gains, if any, of each Fund are declared and paid on an annual basis, except that an additional capital gains distribution may be made in a given year to the extent necessary to avoid the imposition of federal excise tax on the Fund. All shareholders on the record date are entitled to dividends and capital gains distributions.

Dividends and distributions paid by a Fund are automatically reinvested in additional shares of that Fund at net asset value with no sales charge unless the shareholder has elected to have them paid in cash. Dividends and distributions to be paid in cash are mailed by check in accordance with the customer's instructions. Each Fund reserves the right to discontinue, alter or limit the automatic reinvestment privilege at any time.

U.S. federal Regulations require that a shareholder provide a certified taxpayer identification number ("TIN") upon opening an account. A TIN is either the Social Security number or employer identification number of the record owner of the account. Failure to furnish a certified TIN to a Fund could subject a shareholder to a $50 penalty which will be imposed by the Internal Revenue Service ("IRS") on the Fund and passed on by the Fund to the shareholder. With respect to individual investors and certain non-qualified retirement plans, U.S. federal Regulations generally require the Funds to withhold ("backup withholding") and remit to the U.S. Treasury 31% of any dividends and distributions (including the proceeds of any redemption) payable to a shareholder if such shareholder fails to certify either that the TIN furnished in connection with opening an account is correct, or that such shareholder has not received notice from the IRS of being subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a federal income tax return. Furthermore, the IRS may notify the Funds to institute backup withholding if the IRS determines a shareholder's TIN is incorrect.

NET ASSET VALUE

A Fund's net asset value per share fluctuates. The net asset value for shares of each class is determined by adding the interest of such class of shares in the market value of a Fund's total assets (i.e., the value of its investment in the Portfolio and other assets), subtracting the interest of such class of shares in the liabilities of such Fund and those attributable to such class of shares, and dividing the remainder by the total number of such class of shares outstanding. The net asset value for each class of shares may differ due to the variance in daily net income realized by each class. Such variance will reflect only accrued net income to which the shareholders of a particular class are entitled. Values of assets in each Portfolio are determined on the basis of their market value or where market quotations are not determinable, at fair value as determined by the Trustees of the Portfolio Trust. See "Net Asset Value" in the Statement of Additional Information for information on valuation of portfolio securities.

Each Fund computes its net asset value once daily at 4:00 p.m. (U.S. Eastern time) on Monday through Friday, except on the holidays listed under "Net Asset Value" in the Statement of Additional Information.

ORGANIZATION

The Corporation is an open-end management investment company organized on May 22, 1997, as a corporation under the laws of the State of Maryland. Its offices are located at Federated Investors Tower, Pittsburgh, PA 15222-3779; its toll-free telephone number is 888-4-DEUTSCHE.

The Articles of Incorporation currently permit the Corporation to issue 2,500,000,000 shares of common stock, par value $0.001 per share, of which 10,000,000 shares have been classified as shares of each Fund. The Board of Directors of the Corporation may increase the number of shares the Corporation is authorized to issue without the approval of shareholders. The Board of Directors of the Corporation also has the power to designate one or more additional series of shares of common stock and to classify and reclassify any unissued shares with respect to such series. Currently there are 11 such series and two classes of shares for 10 of the Funds known as Class A Shares and Class B Shares.

Each share of a Fund or Class shall have equal rights with each other share of that Fund or Class with respect to the assets of the Corporation pertaining to that Fund or Class. Upon liquidation of a Fund, shareholders of each Class are entitled to share pro rata in the net assets of the Fund available for distribution to their Class.

Shareholders of a Fund are entitled to one vote for each full share held and to a fractional vote for fractional shares. The voting rights of shareholders are not cumulative. Shares have no preemptive or conversion rights (other than the automatic conversion of Class B Shares into Class A Shares as described under "Purchase of Shares--Conversion of Class B Shares"). The rights of redemption are described elsewhere herein. Shares are fully paid and nonassessable by the Corporation. It is the intention of the Corporation not to hold meetings of shareholders annually. The Directors of the Corporation may call meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or as may be permitted by the Articles of Incorporation or By-laws.

The Corporation's Articles of Incorporation provide that the presence in person or by proxy of the holders of record of one third of the shares outstanding and entitled to vote thereat shall constitute a quorum at all meetings of shareholders of a Fund, except as otherwise required by applicable law. The Articles of Incorporation further provide that all questions shall be decided by a majority of the votes cast at any such meeting at which a quorum is present, except as otherwise required by applicable law.

The Corporation's Articles of Incorporation provide that, at any meeting of shareholders of a Fund or Class, a Financial Intermediary may vote any shares as to which that Financial Intermediary is the agent of record and which are otherwise not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which that Financial Intermediary is the agent of record. Any shares so voted by a Financial Intermediary are deemed represented at the meeting for purposes of quorum requirements.

Each Portfolio is a series of the Deutsche Portfolios, a trust organized under the law of the State of New York. The Deutsche Portfolios' Declaration of Trust provides that a Fund and other entities investing in a Portfolio (e.g., other investment companies, insurance company separate accounts and common and commingled trust funds) are each liable for all obligations of the Portfolio. However, the risk of a Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. Accordingly, the Directors of the Corporation believe that neither the Funds nor their shareholders will be adversely affected by reason of the investment of all of the assets of a Fund in its corresponding Portfolio.

Each investor in a Portfolio, including its corresponding Fund, may add to or reduce its investment in the Portfolio on each day the New York Stock Exchange is open for regular trading. At 4:00 p.m. (U.S. Eastern time) on each such business day, the value of each investor's beneficial interest in a Portfolio is determined by multiplying the net asset value of the Portfolio by the percentage, effective for that day that represents that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or withdrawals, which are to be effected on that day, are then effected. The investor's percentage of the aggregate beneficial interests in the Portfolio is then recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of 4:00 p.m. (U.S. Eastern time) on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Portfolio effected on such day, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of 4:00 p.m. (U.S. Eastern time) on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined is then applied to determine the value of the investor's interest in the Portfolio as of 4:00 p.m. (U.S. Eastern time) on the following business day of the Portfolio.

Whenever the Corporation is requested to vote on a matter pertaining to a Portfolio, the Corporation will vote its shares without a meeting of shareholders of its corresponding Fund if the proposal is one that, if made with respect to the Fund, would not require the vote of shareholders of the Fund, as long as such action is permissible under applicable statutory and regulatory requirements. For all other matters requiring a vote, the Corporation will hold a meeting of shareholders of the Fund and, at the meeting of investors in its corresponding Portfolio, the Corporation will cast all of its votes in the same proportion as the votes of the Fund's shareholders even if all Fund shareholders did not vote. Even if the Corporation votes all its shares at the Portfolio Trust meeting, other investors with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio.

TAXES

The Corporation intends that each Fund will qualify as a separate "regulated investment company" under Subchapter M of the Code. As a regulated investment company, a Fund will not be subject to U.S. federal income tax on its income and gains that it distributes to stockholders, provided that it distributes annually at least 90% of its net investment income (which includes income, other than capital gains, net of operating expenses, and the Fund's net short-term capital gains in excess of its net long-term capital losses) and capital loss carry forward, if any. Each Fund intends to distribute at least annually to its shareholders substantially all of its net investment income and realized net capital gains. Each Portfolio intends to elect to be treated as a partnership for U.S. federal income tax purposes. As such, each Portfolio generally should not be subject to U.S. taxes.

Dividends of net investment income are taxable to a U.S. shareholder as ordinary income whether such distributions are taken in cash or are reinvested in additional shares. Distributions of net capital gains, if any, are taxable to a U.S. shareholder as long-term capital gains, regardless of how long the shareholder has held the Fund's shares and regardless of whether taken in cash or reinvested in additional shares. Dividends and distributions paid by a Fund will not qualify for the deduction for dividends received by corporations.

While each Fund intends to distribute all of its net capital gains annually, each Fund reserves the right to elect to retain some or all of its net capital gains and treat such undistributed gains as having been paid to shareholders. If a Fund makes this election, a shareholder would include the amount of undistributed gains in income as long-term capital gain and would be treated as having paid the tax on such undistributed gains (which tax will instead be paid by the Fund) and the shareholder's basis in the shares of the Fund will be increased by 65% of the amount of undistributed gains included in income.

If the net asset value of shares in any Fund is reduced below a shareholder's cost as a result of a distribution by the Fund, such distribution will be taxable even though it represents a return of invested capital. Investors should consider the tax implications of buying shares just prior to a distribution when the price of the shares may reflect the amount of the forthcoming distribution. Annual statements as to the current federal tax status of distributions will be mailed to shareholders at the end of each taxable year.

Any gain or loss realized on the redemption or exchange of a Fund's shares by a shareholder who is not a dealer in securities generally will be treated as long-term capital gain or loss if the shares have been held for more than one year, and otherwise as short-term capital gain or loss. However, any loss realized by a shareholder upon the redemption or exchange of shares in a Fund held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to such shares. In addition, no loss will be allowed on the sale or other disposition of shares of a Fund if, within a period beginning 30 days before the date of such sale or disposition and ending 30 days after such date, the holder acquires (such as through dividend reinvestment) securities that are substantially identical to the shares of such Fund. For additional information regarding the tax consequences of the reinvestment of the proceeds of a redemption see "Tax Treatment of Reinvestments" above.

It is anticipated that certain income of the Funds will be subject to foreign withholding or other taxes and that each Fund will be eligible to elect to "pass through" to its shareholders the amount of foreign income taxes (including withholding taxes) paid by such Fund. If a Fund makes this election, a shareholder would include in gross income his pro rata share of the foreign income taxes passed through and would be entitled either to deduct such taxes in computing his taxable income (if the shareholder itemizes deductions) or to claim a credit (which would be subject to certain limitations) for such taxes against his U.S. federal income tax liability. A Fund will make such an election only if it deems it to be in the best interests of its shareholders and will notify each shareholder in writing each year that it makes the election of the amount of foreign taxes, if any, to be treated as paid by the shareholder.

A Fund may be required to backup withhold for U.S. federal income tax purposes 31% of any dividends and distributions (including the proceeds of any redemption) payable to a shareholder who fails to provide the Fund with his correct TIN or to make required certifications, or who has been notified by the IRS that he is subject to backup withholding. Backup withholding is not an additional tax; amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

Recent tax legislation will affect the above-described capital gains holding periods and rates for the Funds and their shareholders, effective for transactions on or after July 1, 1997. Consult your tax adviser for further details.

For further information on taxes, see "Taxes" in the Statement of Additional Information.

ADDITIONAL INFORMATION

Each Fund sends to its shareholders annual and semiannual reports. The financial statements appearing in annual reports are audited by independent accountants. Shareholders also will be sent confirmations of each purchase and redemption and monthly statements, reflecting all other account activity, including dividends and any distributions reinvested in additional shares or credited as cash.

In addition to selling beneficial interests to its corresponding Fund, a Portfolio may sell beneficial interests to other mutual funds or institutional investors. Such investors will invest in a Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio may sell shares of their own fund using a different pricing structure than the corresponding Fund. Such different pricing structures may result in differences in returns experienced by investors in other funds that invest in the Portfolio. Such differences in returns are not uncommon and are present in other mutual fund structures. Information concerning other holders of interests in the Portfolio is available from the Administrator at 888-4-DEUTSCHE.

A Fund may withdraw its investment from its corresponding Portfolio at any time if the Board of Directors of the Corporation determines that it is in the best interests of the Fund to do so. Upon any such withdrawal, the Board of Directors would consider what action might be taken, including the investment of all the assets of the Fund in another pooled investment entity having the same investment objective and restrictions as the Fund or the retaining of an investment adviser to manage the Fund's assets in accordance with its investment objective and policies.

Certain changes in a Portfolio's investment objective, policies or restrictions, or a failure by a Fund's shareholders to approve a change in its corresponding Portfolio's investment objective or restrictions, may require withdrawal of the Fund's interest in the Portfolio. Any such withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) from the Portfolio which may or may not be readily marketable. The distribution in kind may result in the Fund having a less diversified portfolio of investments or adversely affect the Fund's liquidity, and the Fund could incur brokerage, tax or other charges in converting the securities to cash.

APPENDIX A

Member States of the European Union

     Austria, Belgium, Denmark, Finland, France, Germany, Greece, Italy, Ireland, Luxembourg, Netherlands, Portugal, Sweden, Spain, United Kingdom

Organisation for Economic Cooperation and Development Members

Australia, Austria, Belgium, Canada, Czech Republic, Denmark, Finland, France, Greece, Germany, Hungary, Iceland, Ireland, Italy, Japan, Luxembourg, Mexico, Netherlands, New Zealand, Norway, Poland, Portugal, South Korea, Spain, Sweden, Switzerland, Turkey, United Kingdom, United States

States Party to the Convention on the European Economic Area

     Austria, Belgium, Denmark, Finland, France, Greece, Germany, Iceland, Ireland, Italy, Liechtenstein, Luxembourg, Netherlands, Norway, Portugal, Spain, Sweden, United Kingdom

Exchanges in European countries which are not Member States of the European Union and not states party to the Convention on the European Economic Area.

Czech Republic

Prague

Hungary

Budapest

Slovakia

Bratislavia

Switzerland

Basel, Geneva, Zurich

Exchanges in Non-European countries**

Argentina

Buenos Aires

Australia

ASX (Sydney, Hobart, Melbourne, Perth)

Brazil

Sao Paulo, Rio de Janiero

Canada

Toronto, Vancouver, Montreal

Chile

Santiago

Hong Kong

Hong Kong Stock Exchange

India***

Mumbai, Calcutta, Delhi, Madras

Indonesia

Jakarta Stock Exchange

Japan

Tokyo, Osaka, Nagoya, Kyoto, Fukuoto, Niigata, Sapporo, Hiroshima

Malaysia

Kuala Lumpur

Mexico

Mexico City

New Zealand

Wellington Christchurch/Invercargill, Auckland

Peru

Lima

Philippines

Manila

Singapore

Singapore Stock Exchange

      **    Not applicable to the Deutsche European Mid-Cap Fund.

***   Not applicable to the Deutsche German Equity Fund.

South Africa

Johannesburg

South Korea

Seoul

Taiwan***

Taipei

Thailand

Bangkok

USA

     American Stock Exchange (AMEX), Boston, Chicago, Cincinnati, New York, New York Stock Exchange (NYSE), Philadelphia, San Francisco Pacific Stock Exchange, Los Angeles Pacific Stock Exchange

Regulated Markets in countries which are not members on the European Union and not contracting states of the treaty on the European Economic Area

Japan**

Over-the-Counter Market

Canada**

Over-the-Counter Market

South Korea**

Over-the Counter Market

Switzerland

Free Trading Zurich, Free Trading Geneva, Exchange Bern

     Over the Counter Market of the members of the International Securities Market Association (ISMA), Zurich

United States**

NASDAQ-System

     Over-the-Counter Market (organized markets by the National Association of Securities Dealers, Inc.)

      **    Not applicable to the Deutsche European Mid-Cap Fund.

***   Not applicable to the Deutsche German Equity Fund.